As filed with the Securities and Exchange Commission on September 11, 2003.

                                                          Registration No. 33-12
                                                      1940 Act File No. 811-4401

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                       Post-Effective Amendment No. 68                   [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                    [X]
                                Amendment No. 70
                        (Check Appropriate box or boxes)


                             NORTH TRACK FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

     250 EAST WISCONSIN AVENUE, SUITE 2000
     MILWAUKEE, WISCONSIN                              53202
     (Address of Principal Executive Offices)        (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 334-5521

                                Franklin P. Ciano
                             Chief Financial Officer
                             North Track Funds, Inc.
                            250 East Wisconsin Avenue
                                   Suite 2000
                           Milwaukee, Wisconsin 53202
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Charles M. Weber, Esq.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                  It is proposed that this filing will become
                       effective (check appropriate box):

             [_] immediately upon filing pursuant to paragraph (b)
             [_] on [date] pursuant to paragraph (b)
             [_] 60 days after filing pursuant to paragraph (a)(1)
             [_] on [date] pursuant to paragraph (a)(1)
             [X] 75 days after filing pursuant to paragraph (a)(2)
             [_] on [date] pursuant to paragraph (a)(2) of Rule 485

                    If appropriate, check the following box:

             [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             NORTH TRACK FUNDS, INC.
                               SECTOR GROWTH FUND

         This Prospectus has information you should know before you decide to invest. Please read it carefully and keep it with your investment records. There is a Table of Contents on the next page which allows you to quickly find information about investment risks and strategies, portfolio management, buying and selling shares and other information about the Funds.

         North Track Funds, Inc. ("North Track") is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. This Prospectus describes shares available in the North Track Sector Growth Fund.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

THE DATE OF THIS PROSPECTUS IS NOVEMBER 25, 2003.

                                 QUICK REFERENCE

                                                                            PAGE
                                                                            ----

RISK/RETURN INFORMATION:

SPECIFIC INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND EXPENSES

ADDITIONAL RISKS ASSOCIATED WITH INVESTMENT SECURITIES PURCHASED
BY THE FUND

NORTH TRACK'S INVESTMENT MANAGEMENT:

INVESTMENT ADVISOR
PORTFOLIO MANAGEMENT

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL
SHARES:

HOW TO BUY FUND SHARES (INCLUDING SALES CHARGES AND
 COMBINED PURCHASE PROGRAMS)
HOW TO REDEEM FUND SHARES
HOW TO EXCHANGE BETWEEN FUNDS
HOW TO BEGIN A SYSTEMATIC INVESTMENT PLAN
HOW TO BEGIN A SYSTEMATIC WITHDRAWAL PLAN
IRA AND OTHER RETIREMENT PLAN PROGRAMS

SECTOR GROWTH FUND

         INVESTMENT OBJECTIVE. The Sector Growth Fund (the "Fund") seeks a positive total return from investments in the health care, financial services and technology sectors of the U.S. economy.

         INVESTMENT STRATEGY AND PROGRAM. The Fund invests all of its assets in three other North Track mutual funds: the Dow Jones U.S. Health Care 100 Plus Fund, the Dow Jones U.S. Financial 100 Plus Fund and the PSE Tech 100 Index Fund (each, an "Underlying Fund"). The Fund invests approximately one-third of the net proceeds from the sale of its shares in each Underlying Fund. The Fund is passively managed, meaning that assets will not be allocated according to market events or the perceived strength of one sector over another. B.C. Ziegler and Company (the "Advisor"), however, will rebalance the Fund at least annually to address variations in performance of the Underlying Funds. This rebalancing restores the one-third division of assets in the Underlying Funds.

         The Fund is designed for investors who are seeking a diversified indirect investment in stocks of companies across three prominent economic sectors. The Fund offers an opportunity to allocate assets among all three Underlying Funds through ownership of a single Fund.

         UNDERLYING FUNDS. Because the Fund invests all of its assets in the Underlying Funds, we have set forth below information on the investment objective and principal strategies of each Underlying Fund.

         Dow Jones U.S. Health Care 100 Plus Fund. The Dow Jones U.S. Health Care Plus Fund (the "Health Care Fund") seeks a total return from dividends and capital gains that, before deducting the operating expenses of the Health Care Fund, exceeds the total return of the Dow Jones U.S. Healthcare 100 Index. The Health Care Fund invests in the common stocks which make up the Dow Jones U.S. Healthcare 100 Index, in approximately the same proportion as they are held in the Index. The Dow Jones U.S. Healthcare 100 Index is a subset of 100 stocks from the Dow Jones U.S. Healthcare Sector Index, a market capitalization-weighted index based on the public float of shares of each component company from various industry groups within the healthcare sector. The Dow Jones U.S. Healthcare 100 Index consists of the top 80 stocks (by market capitalization) on the Dow Jones U.S. Healthcare Index, plus 20 additional stocks with market caps below the top 80 but within the top 120 selected by Dow Jones.

         Dow Jones U.S. Financial 100 Plus Fund. The Dow Jones U.S. Financial 100 Plus Fund (the "Financial Services Fund") seeks a total return from dividends and capital gains which, before deducting the operating expenses of the Financial Services Fund, exceeds the total return of the Dow Jones U.S. Financial 100 Index. The Dow Jones U.S. Financial 100 Plus Fund invests in the common stocks which make up the Financial 100 Index in approximately the same proportion as they are held in that Index. The Dow Jones U.S. Financial 100 Index is a subset of 100 stocks from the Dow Jones U.S. Financial Sector Index, a market capitalization-weighted index based on the public float of shares of each component company from various industry groups within the financial services sector.

The Dow Jones U.S. Financial 100 Index consists of the top 80 stocks (by market capitalization) on the Dow Jones U.S. Financial Index plus 20 additional stocks with market caps below the top 80 but within the top 120 selected by Dow Jones.

         PSE Tech 100 Index Fund. The PSE Tech 100 Index Fund (the "Tech Fund") seeks a total return, before operating expenses of the Tech Fund are deducted, that replicates the total return of the Pacific Exchange Technology Stock Index (the "PSE Technology Index"). The Tech Fund seeks to achieve its objective primarily by investing in all 100 common stocks included in the PSE Technology Index in approximately the same proportions as they are represented in the Index. The PSE Technology Index consists of common stocks of 100 technology companies chosen by the Pacific Exchange based on its assessment that the company has developed, or likely will develop, products, processes or services that will provide or will benefit significantly from technological advancements and improvements.

         INVESTMENT RISKS

         FUND OF FUNDS. The Sector Growth Fund, as a "fund of funds," involves certain risks associated with this structure. Because the Fund invests its assets in the three Underlying Funds, the performance of the Sector Growth Fund is dependent upon the performance of the Underlying Funds. If the Underlying Funds perform poorly, the Fund will perform poorly as well. The Fund is passively managed: its assets will not be allocated to respond to market changes or the perceived strength of one sector or Underlying Fund over another. Proceeds from the sale of Fund shares are invested equally in the Underlying Funds.

         As a shareholder in the Underlying Funds, the Fund will bear its share of the operating expenses of the Underlying Funds in addition to having its own operating expenses. As a result, an investment in the Fund would result in higher aggregate operating costs than direct investments in the Underlying Funds.

         MARKET AND OBJECTIVE RISKS. The Fund and the Underlying Funds are subject to market risk, which is the risk that common stock prices overall will rise and fall over short and even extended periods. The stock markets tend to move in cycles, and the Fund's net asset value will fluctuate with these market changes. Also, stocks included in the Underlying Funds may trail returns from the overall stock market for short or extended periods.

         SECTOR RISK. The Fund invests, through the Underlying Funds, all of its assets in the health care, financial services and technology sectors of the economy. As a result, the Fund will generally have more than 25% of its assets in each of those sectors at all times. The Fund is therefore exposed to risks associated with these sectors. Factors and conditions adversely affecting one or more of these sectors would have an adverse impact on the Fund's performance.

         TAX RISK. The rebalancing of the Fund may result in significant capital gains (which may be taxed at ordinary income rates) because the rebalancing will involve selling shares of one or more of the Underlying Funds on at least an annual basis. Wash sale rules may also require the Fund to defer any capital losses on the sale of shares of the Underlying Funds if the same shares are purchased within 30 days before or after the sale.

         Money you invest in the Fund is not a deposit of a bank. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. By investing in the Fund, you assume risk, and you could lose money.

         CHANGES TO INVESTMENT GOALS. The Fund's investment goal may be changed by North Track's Board of Directors upon notice to shareholders, but without shareholder approval.

         PERFORMANCE INFORMATION. No performance information is available for the Fund because it did not commence investment operations until December 2003.

         FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment. Because the Sector Growth Fund is a "fund of funds," there are two layers of fees and expenses associated with investment in the Fund: (1) the fees and expenses associated with the Fund itself, and (2) the fees and expenses associated with the Fund's investment in the Underlying Funds. The numbers in the table below show only the relevant fees and expenses of the Fund.

         The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange shares of the Fund.

SHAREHOLDER FEES                                            Class A     Class B     Class C
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                   -------     -------     -------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)(1)                       5.25%        None       None

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends                                                    None         None       None

SHAREHOLDER FEES                                            Class A     Class B     Class C
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                   -------     -------     -------
Contingent Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is less)(2)                   None        5.00%       1.00%

Redemption Fees ($12.00 charge for each wire redemption)     None         None       None

Exchange Fee                                                 None         None       None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE           Class A     Class B     Class C
DEDUCTED FROM FUND ASSETS)                                  -------     -------     -------

Management Fees                                              0.10%       0.10%       0.10%

Distribution and Service (12b-1) Fees                        0.25%       1.00%       1.00%

Other Expenses(3)                                            0.60%       0.60%       0.60%
                                                            -----       -----       -----

Annual Fund Operating Expenses                               0.95%       1.70%       1.70%
                                                            =====       =====       =====

------------------------
(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2) For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

(3) "Other Expenses" and "Annual Fund Operating Expenses" are based on management's estimates of anticipated other expenses of the Fund for the current fiscal year. Actual expenses may vary from those indicated.

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

                  o        You invest $10,000 for the periods shown;

                  o        Your investment has a 5% return each year; and

                  o        The Fund's operating expenses remain the same.

These figures do not include the indirect expenses of the Underlying Funds.

         Although your actual costs may be higher or lower, based on these assumptions your costs would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:        1 YEAR       3 YEARS
                                                         ------       -------
         Class A                                          $617         $812
         Class B                                          $673         $836
         Class C                                          $273         $536

IF YOU DO NOT SELL YOUR SHARES:

         Class A                                          $617         $812
         Class B                                          $173         $536
         Class C                                          $173         $536

         FEES AND EXPENSES OF UNDERLYING FUNDS. Although the Fund does not pay any front-end or contingent deferred sales charges when it buys or sells shares of the Underlying Funds, the Fund pays its share of the operating expenses of the Underlying Funds. The operating expenses of the Underlying Funds are expected to be equal to the following percentages of their respective average annual net assets:

         Dow Jones U.S. Health Care 100 Plus Fund            1.00%
         Dow Jones U.S. Financial 100 Plus Fund              1.00%
         PSE Tech 100 Index Fund                             0.89%

         Assuming an equal one-third allocation of the Fund's assets to each Underlying Fund, the average operating expenses of the Underlying Funds indirectly borne by the Fund will be 0.96% of average annual net assets.

                ADDITIONAL INFORMATION ABOUT THE UNDERLYING FUNDS

         Additional information about the investment objectives, principal strategies and risks of the three Underlying Funds in which the Fund invests is set forth below.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

         INVESTMENT OBJECTIVE. The Health Care Fund seeks a total return from dividends and capital gains that, before deducting the Fund's operating expenses, exceeds the total return of the Dow Jones U.S. Healthcare 100 Index (the "Healthcare 100 Index"). The Healthcare 100 Index consists of a representative subset of 100 stocks from the Dow Jones U.S. Healthcare Sector Index. The Health Care Fund attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the Healthcare 100 Index. However, the Health Care Fund does not intend to replicate the Healthcare 100 Index at all times.

         DOW JONES U.S. HEALTHCARE SECTOR INDEX. Dow Jones has designed the Dow Jones U.S. Healthcare Sector Index to measure the aggregate performance of U.S. companies from various industry groups within the healthcare sector, including medical product makers, healthcare providers, biotechnical firms and pharmaceutical companies. The Index is market capitalization weighted based upon the public float of the shares of each component company. At the end of August 2003, the Index had approximately 172 component stocks. Dow Jones reviews and rebalances the Index annually in January of each year based on closing prices at the end of December of the previous year. Dow Jones first began publishing the U.S. Healthcare Sector Index in February 2000, so it does not have an extensive performance history.

         Dow Jones has designed the Healthcare 100 Index to approximate the performance of the Dow Jones U.S. Healthcare Sector Index. To create this customized index, Dow Jones ranks all of the stocks in the Dow Jones U.S. Healthcare Sector Index in descending order by market capitalization. The top 80 stocks automatically are selected as component stocks for the Healthcare 100 Index. Dow Jones selects 20 additional stocks from the remaining companies with market capitalizations below the top 80 but within the top 120 to fill out the 100 component stocks of the Healthcare 100 Index. Dow Jones first began publishing the U.S. Healthcare Sector Index in February 2000, so it does not have an extensive performance history.

         INVESTMENT STRATEGY AND PROGRAM. The Health Care Fund invests in the common stocks which make up the Healthcare 100 Index, in approximately the same proportion as they are held in the Index. When the Advisor receives notification of a change in the composition of the Healthcare 100 Index, the Advisor generally makes a corresponding change in the composition of the Health Care Fund.

         The Health Care Fund is not a true "index fund," insofar as it does not seek to replicate the Healthcare 100 Index at all times. From time to time, the Advisor may underweight or overweight the Health Care Fund's investments in certain stocks that it believes will under perform or out perform the Healthcare 100 Index. The Advisor will limit these overweighting/underweighting strategies to not more than 10% of the Health Care Fund's total assets. The Health Care Fund may also use options on individual stocks on the Healthcare 100 Index to enhance its return. The Health Care Fund may purchase call options and write
(sell) put options on stocks that the Advisor believes will out perform the Index and may purchase put options and write (sell) call options on stocks that the Advisor believes will under perform the Index. Under normal market conditions, at least 85% of the Health Care Fund's total assets will be invested in the common stocks which make up the Healthcare 100 Index. From time to time, the Health Care Fund may also pursue a tax management strategy of trimming or disposing of a few depreciated positions to increase its capital loss carryforwards for offset against future capital gains. The Health Care Fund reinvests in those positions after 30 days. During that time, the Health Care Fund's holdings will not precisely correspond to those of the Index. To minimize the potential tracking error, the Health Care Fund limits this strategy to less than 3% of its total assets.

         At times the Health Care Fund will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on this uncommitted cash which approximates the investment performance of the Healthcare 100 Index, the Advisor may elect to invest in exchange-traded futures contracts and options on the Dow Jones U.S. Healthcare Sector Index and/or the Healthcare 100 Index, if and when they become available. The Health Care Fund may also invest in exchange-traded futures contracts on either the S&P 500 Index or Nasdaq indices for this purpose. The Health Care Fund may also invest in exchange-traded funds that are based on the Dow Jones U.S. Healthcare Sector Index or, should they become available, on the Healthcare 100 Index, subject to regulatory limitations. This practice is commonly referred to as "equitizing cash."

         INVESTMENT RISKS

         MARKET AND OBJECTIVE RISKS. The Health Care Fund is subject to market risk. Also, stocks included in the Healthcare 100 Index may trail returns from the overall stock market for short or extended periods. Because the Healthcare 100 Index has no operating history, there is uncertainty regarding how well its performance will track the performance of the healthcare sector of the market generally or the Dow Jones U.S. Healthcare Sector Index in particular.

         INDUSTRY CONCENTRATION. A significant portion of the Health Care 100 Plus Fund's investments will consist of healthcare-based companies, such as companies in the pharmaceutical industry. Because the Health Care Fund will structure its investment portfolio to approximate the composition of the Health Care 100 Index, the Health Care Fund at times may invest a relatively high percentage of its assets (in excess of 25%) in securities of companies within the same industry. The Health Care Fund's overweighting/underweighting strategies may result in greater or lesser industry concentration as compared to the Health Care 100 Index. However, the Advisor will maintain the industry concentrations in the Health Care Fund's portfolio so that they are not more than 5% above or below the weighting of the relevant industry within the Healthcare 100 Index. For example, if stocks of companies in the pharmaceutical industry represented 35% of the total market capitalization of all companies included in the Health Care 100 Index, then the Advisor would maintain the Health Care Fund's position in pharmaceutical stocks within a range of 30% to 40% of the Health Care Fund's total assets.

         Such industry concentration exposes the Health Care Fund to risks associated with economic conditions affecting the healthcare market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on the sale of healthcare related products and services could experience adverse pricing pressure, and could become increasingly sensitive to downswings in the economy. Many of these companies sell products that are:

                  o Subject to approval by the Food and Drug Administration, a process which can be long and costly;

                  o Dependent on patent protection the expiration of which could adversely effect profitability;

                  o        Susceptible to obsolescence;

                  o Subject to extensive litigation based on product liability and similar claims.

         NON-DIVERSIFICATION. The Health Care Fund is not diversified within the meaning of the Investment Company Act of 1940. A "diversified" fund is one that, with respect to 75% of its total assets, holds no single stock which accounts for more than 5% of its total assets. The composition of the Healthcare 100 Index will not meet this diversification test at all times. Because the Health Care Fund constructs its investment portfolio to approximately parallel the composition of the Healthcare 100 Index, the Health Care Fund may from time to time invest a greater percentage of its assets in a single or smaller number of companies than would be the case for a diversified fund. As a result, developments that affect a particular company could have a significant effect on the Health Care Fund's performance, and the Health Care Fund could experience significant price volatility.

         IMPERFECT CORRELATION. The Health Care Fund's performance will not precisely track that of the Healthcare 100 Index. In addition to the effects of the Advisor's overweighting/underweighting strategies, instruments used by the Advisor to equitize cash may not perform the same as the Index. Unlike the Healthcare 100 Index, the Health Care Fund incurs transaction costs (e.g., brokerage commissions, etc.) in order to maintain a portfolio of securities that closely mirrors the composition of the Healthcare 100 Index, and also incurs other fees and operating expenses that adversely affect its return relative to the Healthcare 100 Index.

         OVERWEIGHTING/UNDERWEIGHTING AND OPTIONS STRATEGIES. Overweighting/underweighting strategies and the use of stock options involve the risk that the Advisor will incorrectly identify those stocks that will either under perform or out perform the Healthcare 100 Index. If the Advisor's judgment proves correct, the Health Care Fund's performance will improve relative to the Healthcare 100 Index. Conversely, if the Advisor's judgment proves incorrect, the Health Care Fund's performance will decline relative to the Index.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

         INVESTMENT OBJECTIVE. The Financial Services Fund seeks a total return from dividends and capital gains which, before deducting the Financial Services Fund's operating expenses, exceeds the total return of the Dow Jones U.S. Financial 100 Index (the "Financial 100 Index"). The Financial 100 Index is a subset of the stocks included in the Dow Jones U.S. Financial Sector Index. The Financial Services Fund attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the Financial 100 Index. However, the Financial Services Fund does not intend to replicate the Financial 100 Index at all times.

         DOW JONES U.S. FINANCIAL SECTOR INDEX. Dow Jones has designed the Dow Jones U.S. Financial Sector Index to measure the performance of the financial services industry segment of the U.S. equity market. The Index is market capitalized weighted based upon the public float of the shares of each component company. Component companies include banking, insurance, real estate and specialty finance companies and other financial services firms. At the end of August 2003, the Index had approximately 289 component stocks. Dow Jones reviews and rebalances the Index annually in January of each year based on closing prices at the end of December of the previous year. Dow Jones first published this Index in February 2000, so it does not have an extensive performance history.

         Dow Jones has designed the Financial 100 Index to approximate the performance of the broader Dow Jones U.S. Financial Sector Index. To create this customized index, Dow Jones ranks all of the Dow Jones U.S. Financial Sector Index stocks in descending order by market capitalization. The top 80 stocks automatically are selected as component stocks for the Financial 100 Index. Dow Jones selects 20 additional stocks from the remaining companies with market capitalizations below the top 80 but within the top 120 to fill out the 100 component stocks of the Financial 100 Index.

         INVESTMENT STRATEGY AND PROGRAM. Rather than attempt to hold all of the stocks in the Dow Jones U.S. Financial Sector Index, the Dow Jones U.S. Financial 100 Plus Fund invests in the common stocks which make up the Financial 100 Index in approximately the same proportion as they are held in that Index. When the Advisor receives notification of a change in the composition of the Financial 100 Index, the Advisor generally makes a corresponding change in the composition of the Financial Services Fund.

         The Financial Services Fund is not a true "index fund," insofar as it does not seek to replicate the Financial 100 Index at all times. From time to time the Advisor may underweight or overweight the Financial Services Fund's investments in certain stocks that it believes will under perform or out perform the Financial 100 Index. The Advisor will limit these overweighting/underweighting strategies to not more than 10% of the Financial Services Fund's total assets. The Financial Services Fund may also use options on individual stocks on the Financial 100 Index to enhance its return. The Financial Services Fund may purchase call options and write (sell) put options on stocks that the Advisor believes will out perform the Index and may purchase put options and write (sell) call options on stocks that the Advisor believes will under perform the Index. Under normal market conditions, at least 85% of the Financial Services Fund's total assets will be invested in the common stocks which make up the Financial 100 Index. From time to time, the Financial Services Fund may also pursue a tax management strategy of trimming or disposing of a few depreciated positions to increase its capital loss carryforwards for offset against future capital gains. The Financial Services Fund reinvests in those positions after 30 days. During that time, the Financial Services Fund's holdings will not precisely correspond to those of the Index. To minimize the potential tracking error, the Financial Services Fund limits this strategy to less than 3% of its total assets.

         At times, the Financial Services Fund will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash which approximates the investment performance of the Financial 100 Index, the Advisor may elect to invest in exchange-traded futures contracts and options on the Dow Jones U.S. Financial Sector Index and/or the Financial 100 Index, if and when they become available. The Financial Services Fund may also invest in exchange-traded futures contracts on either the S&P 500 or Nasdaq indices for this purpose. The Financial Services Fund may also invest in exchange-traded funds that are based on the Dow Jones U.S. Financial Sector Index or, should they become available, on the Financial 100 Index, subject to regulatory limitations. This practice is commonly referred to as "equitizing cash."

         INVESTMENT RISKS

         MARKET AND OBJECTIVE RISKS. The Financial Services Fund is subject to market risk. Also, stocks included in the Financial 100 Index may trail returns from the overall stock market for short or extended periods. Because the Financial 100 Index has a limited operating history, the ability of this Index to track the performance of the financial services sector of the market generally or the broader Dow Jones U.S. Financial Sector Index in particular is uncertain.

         INDUSTRY CONCENTRATION. A significant portion of the Financial Services Fund's investments will consist of companies that operate in the financial services industry groups, such as banking. Because the Financial Services Fund will structure its investment portfolio to approximate the composition of the Financial 100 Index, the Financial Services Fund at times may invest a relatively high percentage of its assets (in excess of 25%) in securities of companies within the same industry. The Financial Services Fund's overweighting/underweighting strategies may result in greater or lesser industry concentration as compared to the Financial 100 Index. However, the Advisor will maintain the industry concentrations in the Financial Services Fund's portfolio so that they are not more than 5% above or below the weighting of the relevant industry within the Financial 100 Index. For example, if stocks of companies in the banking industry represented 30% of the total market capitalization of all companies included in the Financial 100 Index, then the Advisor would maintain the Financial Services Fund's position in banking stocks within a range of 25% to 35% of the Financial Services Fund's total assets.

         This industry concentration exposes the Financial Services Fund to risks associated with economic conditions in the financial services sector. Those risks include the following, among others:

                  o Government Regulation. Companies in the financial services sector are subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.

                  o Interest Rate Increases. The profitability of companies in this sector is adversely affected by increases in interest rates.

                  o Loans Losses. The profitability of companies in this sector is adversely affected by loan losses, which usually increase in economic downturns.

                  o Consolidation and Competition. Newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector.

         NON-DIVERSIFICATION. The Financial Services Fund is not "diversified" within the meaning of the Investment Company Act of 1940. A "diversified" fund is one that, with respect to 75% of its total assets, holds no single stock which accounts for more than 5% of its total assets. The composition of the Financial 100 Index will not meet this diversification test at all times. Because the Financial Services Fund constructs its investment portfolio to approximately parallel the composition of the Financial 100 Index, the Financial Services Fund may from time to time invest a greater percentage of its assets in a single or smaller number of companies than would be the case for a diversified fund. As a result, developments that affect a particular company could have a significant effect on the Financial Services Fund's performance, and the Financial Services Fund could experience significant price volatility.

         IMPERFECT CORRELATION. The Financial Services Fund's performance will not precisely track that of the Financial 100 Index. In addition to the effects of the Advisor's overweighting/underweighting strategies, instruments used by the Advisor to equitize cash may not perform the same as the Index. Unlike the Financial 100 Index, the Financial Services Fund incurs transaction costs (e.g., brokerage commissions, etc.) in order to maintain a portfolio of securities that closely mirrors the composition of the Financial 100 Index, and also incurs other fees and operating expenses that adversely affect its return relative to the Financial 100 Index.

         OVERWEIGHTING/UNDERWEIGHTING AND OPTIONS STRATEGIES. Overweighting/ underweighting strategies and the use of options involve the risk that the Advisor will incorrectly identify those stocks that will either under perform or out perform the Financial 100 Index. If the Advisor's judgment proves correct, the Financial Services Fund's performance will improve relative to the Financial 100 Index. Conversely, if the Advisor's judgment proves incorrect, the Financial Services Fund's performance will decline relative to the Index.

PSE TECH 100 INDEX FUND

         INVESTMENT OBJECTIVE. The Tech Fund seeks a total return, before operating expenses of the Fund are deducted, that replicates the total return of the PSE Technology Index. The PSE Technology Index, which consists of common stocks of 100 technology companies, is widely recognized as a benchmark for the technology sector of the United States stock market.

         INVESTMENT STRATEGY AND PROGRAM. The Tech Fund seeks to achieve its objective by investing in all 100 common stocks included in the PSE Technology Index in approximately the same proportions as they are represented in the Index. However, the Tech Fund is not required to invest its assets so as to meet any specified coefficient of correlation to the Index. Under normal market conditions, the Tech Fund will invest at least 95% of its assets in the common stocks included in the PSE Technology Index and futures contracts and options. The Tech Fund will maintain at least 90% of its assets in common stocks traded on the PSE Technology Index, except that the percentage of its assets so invested temporarily (and in any event for a period of not more than five trading days) may fall below the 90% mark if the Tech Fund receives cash inflows that it cannot invest immediately in units of common stocks that replicate the Index. From time to time, the fund may also pursue a tax management strategy of trimming or disposing of a few depreciated positions to increase its capital loss carryforwards for offset against future capital gains. The Tech Fund reinvests in those positions after 30 days. During that time, the Tech Fund's holdings will not precisely correspond to those of the Index. To minimize the potential tracking error, the Tech Fund limits this strategy to less than 3% of its total assets.

         From time to time up to 5% of the Tech Fund's assets may be held in cash, cash equivalents or certain short-term, fixed-income securities. These investments will not perform the same as the PSE Technology Index. In order to help the performance of the Tech Fund more closely replicate the performance of the PSE Technology Index, the Tech Fund may equitize its cash position by investing up to 10% of its assets in exchange-traded index futures contracts and index options, including futures contracts and options on the Nasdaq 100 Index. The Tech Fund may also invest in exchange-traded funds that are based on the Nasdaq 100 Index or, should they become available, on the PSE Technology Index, subject to regulatory limitations. Although the assets of the Tech Fund may not exactly match the composition of the PSE Technology Index, the Tech Fund's total return (before deducting its expenses) is expected to be highly correlated to that of the Index, with the variation in performance being less than 5% on an annual basis. In other words, the Tech Fund's annual total return before expenses should be within 95% to 105% of the annual return of the PSE Technology Index. The Advisor, as a component of managing the Tech Fund on a daily basis, considers the likelihood that the Tech Fund's future performance will be within acceptable levels of variation as measured by appropriate statistical methods. If it is determined that the risk of potential future variation is unacceptable, the Advisor will evaluate the reasons and take prompt corrective action.

         INVESTMENT RISKS

         MARKET AND OBJECTIVE RISK. The PSE Technology Index is subject to market risk. Also, the technology market sector increases and decreases in favor with the investing public relative to the overall stock market. As a result, the Tech Fund's share price is subject to volatility. Moreover, because the PSE Technology Index is price-weighted, the performance of the Index and the Tech Fund will be more sensitive to price movements in higher-priced stocks than in lower-priced stocks. Additionally, the PSE Technology Index includes common stocks of many small to medium sized companies, which historically have been more volatile and less liquid than stocks of larger companies. For these reasons, the Tech Fund may experience more volatility and greater price swings as compared to the stock market generally.

         CORRELATION RISK. Although the Advisor will attempt to replicate the performance of the PSE Technology Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the Advisor to equitize the Tech Fund's cash positions and short-term investments may not precisely track the performance of the PSE Technology Index. Also, the Tech Fund will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the PSE Technology Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Tech Fund as compared to that of the PSE Technology Index.

         TECHNOLOGY INDUSTRY CONCENTRATION. A significant portion of the Tech Fund's investments will consist of technology-based companies. This industry concentration exposes the Tech Fund to risks associated with economic conditions in that technology market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy.

         OPTIONS AND FUTURES STRATEGIES. Losses associated with index futures contracts and index options in which the Tech Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Tech Fund. Also, there is a possibility that active trading may decline or cease all together in the secondary market for a futures contract or option held by the Tech Fund. The Tech Fund consequently might be unable to close out a position prior to its maturity date. Finally, the Tech Fund's options and futures strategies expose it to the correlation risks discussed above.

                                   MANAGEMENT

INVESTMENT ADVISOR

         B.C. Ziegler and Company is the investment advisor of the Fund as well as the Underlying Funds. Ziegler also serves as distributor and accounting/pricing agent for the Fund. In addition to managing the Fund, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisors and makes recommendations to its clients. As of August 1, 2003, Ziegler and its affiliates had approximately $2.0 billion of assets under discretionary management. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

         Ziegler provides the Fund with investment advisory services at a rate equal to 0.10% per annum of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT

         The Fund is managed by a team of investment professionals with equities experience who are employed by Ziegler. The team jointly develops and implements investment strategies for the Fund.

                                PURCHASING SHARES

GENERAL INFORMATION

         You may buy shares of the Fund through Ziegler and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap fee programs and other programs or services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

         North Track does not issue certificates for shares of the Fund, because certain shareholder services are either cumbersome or unavailable for certificated shares.

         North Track has established a Customer Identification Program as part of its anti-money laundering procedures pursuant to the USA PATRIOT Act. In order to comply with this law, we are required to obtain, verify and record certain identifying information about each person who opens an account. Such information includes your name, permanent street address, date of birth and social security number. Corporate accounts require additional information. We may also ask you to provide other identifying documentation. We reserve the right not to process any purchase redemption orders until we can verify your identity.

THREE CLASSES OF SHARES

         This prospectus describes three classes of shares: Class A shares, Class B shares and Class C shares. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you choose the class most appropriate for you.

         One guideline you should bear in mind is that if you are making a large investment of $250,000 or more, either in a lump sum or pursuant to a letter of intent, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower ongoing distribution fee than Class B or Class C shares. The combination of these two factors likely will mean that purchases of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class B shares or Class C shares.

         The following table highlights some of the differences between the three classes of shares.

CLASS A SHARES                          CLASS B SHARES                CLASS C SHARES
--------------                          --------------                --------------
Maximum 5.25% front-end                 No front-end sales charge     No front-end sales charge
sales charge

CLASS A SHARES                          CLASS B SHARES                CLASS C SHARES
--------------                          --------------                --------------
No contingent deferred sales            Maximum 5.00% contingent      1.00% contingent deferred
charge                                  deferred sales charge         sales charge (which is
                                        (reducing each year you       eliminated after you own
                                        own your shares, and          your shares for 18 months)
                                        declining to zero after
                                        six years)

Lower annual expenses, including        Higher annual expenses,       Higher annual expenses,
the 12b-1 fee (0.25%), than             including the 12b-1 fee       including the 12b-1 fee
Class B or Class C shares               (1.00%), than Class A         (1.00%), than Class A
                                        shares                        shares

                                        Automatic conversion to       No conversion to Class A
                                        Class A shares after          shares, meaning that higher
                                        eight years, reducing         annual expenses continue
                                        future annual expenses        for as long as you hold your
                                                                      Class C shares

         YOU SHOULD CONSIDER THE SIZE OF YOUR INVESTMENT, THE DIFFERENCE IN THE ANNUAL OPERATING EXPENSES AMONG THE THREE CLASSES OF SHARES, AND YOUR INVESTMENT TIME HORIZON BEFORE DECIDING WHICH CLASS OF SHARES MAKES SENSE FOR YOU.


         In general, exchanges of shares among the various mutual funds included in the North Track family can be made only for shares of the same class. For example, Class B shares of the Fund can be exchanged only for shares of the other North Track mutual funds that offer Class B shares. Investors should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange and thus subject to applicable sales charges. Class A, Class B or Class C shares of any North Track mutual fund may be exchanged for Class X shares of the Cash Reserve Fund, and vice versa. The Cash Reserve Fund also has Class B and Class C shares to facilitate exchanges involving Class B and Class C shares of any North Track mutual fund. See "Exchanging Shares - Sales Charges Applicable to Exchanges" below.

         The Fund invests in Class F shares of each of the Underlying Funds, which are available only for investment by the Fund. You may not directly purchase Class F shares of the Underlying Funds. The Class F shares of the Underlying Funds have no front-end or contingent deferred sales charges and no 12b-1 fee.

MINIMUM PURCHASE AMOUNTS

         The Fund has established minimum amounts that a person must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help control the Fund's operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, the acceptance and maintenance of small shareholder accounts and small additional investments increases the Fund's operating expense ratio, and adversely affects its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Fund for various types of investors.

                                                             MINIMUM INITIAL        MINIMUM ADDITIONAL
TYPE OF INVESTOR                                            INVESTMENT AMOUNT      INVESTMENT AMOUNT(1)
----------------                                            -----------------      --------------------
All investors, except special investors listed
below                                                           $1,000                   $50

IRAs, Keogh plans, self-directed retirement
accounts and custodial accounts under the
Uniform Gifts/Transfers to Minors Act
(see "Shareholder Services")                                      $500                   $25

Purchases through Systematic Purchase Plans
(see "Shareholder Services - Systematic
Purchase Plan")                                                   $100                  $100(2)

---------------------------

(1) There is no minimum additional investment requirement for purchases of shares of the Fund if: (i) the purchase is made in connection with an exchange from another mutual fund within the North Track family of funds (see "Redeeming and Exchanging Shares - Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler; (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; and (iv) reinvestments of interest payments on bonds underwritten by Ziegler.

(2) The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING CLASS A SHARES

         FRONT-END SALES CHARGE. You may purchase Class A shares of the Fund at net asset value plus any sales charge that applies (the "public offering price"). The maximum front-end sales charge is 5.25% of the public offering price. The front-end sales charge is reduced or eliminated on certain purchases, as described below.

         The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) and the reallowance paid to the broker-dealers (as a percentage of the public offering price) in effect for sales of Class A shares of the Fund. The Fund will not issue shares for consideration other than cash, except in the case of a bona fide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet the requirements of applicable state securities laws.

SIZE OF INVESTMENT                    PUBLIC OFFERING PRICE         NET AMOUNT INVESTED       DEALER REALLOWANCE
------------------                    ---------------------         -------------------       ------------------
Less than $25,000                             5.25%                        5.54%                   4.50%
$25,000 but less than $50,000                 5.00%                        5.26%                   4.25%
$50,000 but less than $100,000                4.75%                        4.98%                   4.25%
$100,000 but less than $250,000               3.75%                        3.40%                   3.25%
$250,000 but less than $500,000               3.00%                        3.09%                   2.50%
$500,000 but less than $1,000,000             2.00%                        2.04%                   1.80%

SIZE OF INVESTMENT                    PUBLIC OFFERING PRICE         NET AMOUNT INVESTED       DEALER REALLOWANCE
------------------                    ---------------------         -------------------       ------------------
$1,000,000 or more                            None                         None                        *

----------------------
* The dealer reallowance for investments of $1,000,000 or more is equal to the following percentages of the public offering price: 0.50% on the first $1,000,000, plus 0.35% on the next $2,000,000, plus 0.10% on amounts in excess of $3,000,000.

         Ziegler may pay additional commissions and concessions to participating dealers and financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the dealer reallowance with respect to the shares sold. Ziegler may offer additional compensation in the form of trips, merchandise or sales incentives to selected dealers.


         REDUCED FRONT-END SALES CHARGES. There are several ways to pay a lower sales charge. One is to increase the initial investment to reach a higher discount level. The scale in the table above applies to initial purchases of North Track shares by any "purchaser." The term "purchaser" includes:

                  o An individual, the individual's spouse and their children under the age of 21 purchasing shares for their own accounts

                  o A trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account

                  o A pension, profit-sharing, or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code

                  o Tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code

                  o Employee benefit plans qualified under Section 401 of the Code of a single employer or employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Investment Company Act

                  o Any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

         Another way to pay a lower sales charge is for a "purchaser" to add to his or her investment so that the public offering price of his or her shares, plus the new investment, reaches a higher discount level. For example, if the public offering price of your shares in the Fund and/or shares in other North Track mutual funds equals $100,000, you will pay a reduced sales charge on additional purchases of shares. For example, if you invested an additional $100,000 in the Fund, the sales charge would be 3.75%. You can aggregate your holdings of Class A, Class B and Class C shares in all North Track mutual funds that have a sales charge to determine the break-point at which you may purchase in the Fund or any other North Track mutual fund.

         A third way is for a "purchaser" to sign a non-binding statement of intention to invest $25,000 or more over a 13 month period in any one or combination of the North Track mutual funds which have a sales charge. If you complete your purchases during that period, each purchase will be at a sales charge applicable to the aggregate of your intended purchases. Under terms set forth in your statement of intention, we will escrow shares valued at 5% of the amount of your intended purchase, and we will redeem some or all of those shares to cover the additional sales charge payable if you do not complete your statement. We will release any remaining shares held in escrow to you. You will continue to earn dividends and capital gains distributions declared by the Fund with respect to shares held in escrow.

         Members of a qualified group also may purchase Class A shares of the Fund at a reduced front-end sales charge. We calculate the sales charge for such persons by taking into account the aggregate dollar value of shares of all North Track shares subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in "Purchase of Shares" in the Statement of Additional Information.

         To receive the benefit of the reduced sales charge, you must inform North Track, Ziegler or the Selected Dealer that you qualify for such a discount.

         YOU SHOULD PROVIDE YOUR BROKER-DEALER WITH INFORMATION AS TO ALL OF YOUR NORTH TRACK ACCOUNTS AND THOSE OF YOUR SPOUSE AND CHILDREN IN ORDER TO DETERMINE WHETHER YOU ARE ELIGIBLE FOR A REDUCED SALES CHARGE.

         PURCHASES WITHOUT A FRONT-END SALES CHARGE. Various types of purchasers may buy Class A shares of the Fund at net asset value (that is, without a front-end sales charge), as described below.

$1.0 Million Purchases     You may purchase Class A shares at net asset value if
                           you purchase at least $1.0 million of shares or the value of your account at the time of your purchase is at least $1.0 million, provided you make your purchase through a Selected Dealer who has executed a dealer agreement with Ziegler. Ziegler may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75% of the amount invested. All or a part of such payment may be conditioned on the monies remaining invested with North Track for a minimum period of time. If you purchase any shares without a sales charge pursuant to this program, and you redeem any of those shares within 24 months of your purchase, you will pay a contingent deferred sales charge on the redeemed shares in an amount equal to 0.75% of the net asset value of those shares at the time of redemption or, if less, the net asset value of those shares at the time of your original purchase.

Employee Benefit Plans     Any plan qualified under Section 401(k) of the
                           Internal Revenue Code that has at least 50 participants or that uses the services of ExpertPlan or certain other plan administrators or recordkeepers that are selected by North Track may purchase Class A shares at net asset value. If such a plan purchases shares of any of the Funds through a Selected Dealer, Ziegler may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75% of the amount invested.

State and Municipal        Class A shares also may be purchased at net asset
Governments and Charities  value without a sales charge by any state, county or city, or any instrumentality, department, authority or agency thereof, and by any nonprofit organization operated for religious, charitable, scientific, literary, educational or other benevolent purpose which is exempt from federal income tax pursuant to
                           Section 501(c)(3) of the Internal Revenue Code;
                           provided that any such purchaser must purchase at least $500,000 of Class A shares, or the value of such purchaser's account at the time of purchase must be at least $500,000.

Persons Associated with    Class A shares may be purchased at net asset value
North Track and Its        by: Directors and officers of North Track (including
Service Providers          shares purchased jointly with or individually by any
                           such person's spouse and shares purchased by any such
                           person's children or grandchildren under age 21);
                           employees of Ziegler, Selected Dealers, and Geneva
                           Capital Management, and the trustee or custodian
                           under any pension or profit-sharing plan established
                           for the benefit of the employees of any of the
                           foregoing; non-employee directors of The Ziegler
                           Companies, Inc.; and employees of Dow Jones. The term
                           "employee" includes an employee's spouse (including
                           the surviving spouse of a deceased employee), parents
                           (including step-parents and in-laws), children,
                           grandchildren under age 21, siblings, and retired
                           employees.

Reinvestments of           Class A shares may be purchased without a sales
Distributions From         charge upon the reinvestment of distributions from
North Track Mutual         any North Track mutual fund, or investment of
Funds and Other            distributions from various unit investment trusts
Investment Vehicles        sponsored by Ziegler; the reinvestment of principal
Sponsored by Ziegler       or interest payments on bonds issued by Ziegler
                           Mortgage Securities, Inc. II; or the reinvestment of interest payments on bonds underwritten by Ziegler.

Purchases Through Certain  You may purchase Class A shares without a sales
Investment Programs        charge through an asset allocation program, wrap fee
                           program or similar program of services administered for you by a broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by Ziegler. You should read the program materials provided by the service provider, including information related to fees, in conjunction with this Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services. When you purchase shares this way, the service provider, rather than you as the service provider's customer, may be the shareholder of record for the shares. The service provider may charge fees of its own in connection with your participation in the program of services. Certain service providers may receive compensation from North Track and/or Ziegler for providing such services.

Reinvestment Privilege     If you redeem Class A or Class B shares, you may
                           reinvest all or part of the redemption proceeds in Class A shares, without a front-end sales charge, if you send written notice to North Track or the Transfer Agent not more than 90 days after the shares are redeemed. Your redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares.
                           Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

Transfers from             You may purchase Class A shares at net asset value
Unrelated Funds            without a front-end sales charge if you pay for the
                           shares with the proceeds from the redemption of shares of another mutual fund (that is not a part of North Track) and if your purchase is made through Ziegler. If your purchase is not made through Ziegler, this privilege of purchasing Class A shares of the Fund without a front-end sales charge using proceeds from the redemption of shares of an unrelated mutual fund is only available from June 1 through June 30, 2004. You qualify for this net asset value purchase privilege whether or not you paid a sales charge on the shares you redeemed in the unrelated fund. However, you must have redeemed those unrelated fund shares no more than 90 days prior to your purchase of Class A shares of the Fund. Ziegler may make a payment or payments out of its own funds to Selected Dealers who effect such exchanges in an amount not to exceed 0.25% of the amount you invest.
                           Ziegler may condition all or a part of such payment upon the amount you invest remaining invested with North Track for a minimum period of time.

PURCHASING CLASS B SHARES

         You may purchase Class B shares of the Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the net asset value at the time of redemption or at the time of your original purchase) if you redeem your Class B shares within six years after purchase. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class B shares. To reduce your cost, when you redeem shares in the Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains), if any, or shares with the lowest contingent deferred sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan requirements, or for systematic withdrawal plans not to exceed 10% annually.

         CONTINGENT DEFERRED SALES CHARGE. The table below shows the contingent deferred sales charge applicable to Class B shares of the Fund based on how long you hold the shares before redeeming them. The percentages reflected in the table are based on the lesser of the net asset value of your Class B shares at the time of purchase or at the time of redemption.

HOLDING                                  CONTINGENT DEFERRED SALES CHARGE
-------                                  --------------------------------
1 Year or less                                        5.00%
More than 1 Year, but less than 3 Years               4.00%
3 Years, but less than 4 Years                        3.00%
4 Years, but less than 5 Years                        2.00%
5 Years, but less than 6 Years                        1.00%
6 Years or More(1)                                     None

-------------------------
(1) Class B shares convert to Class A shares automatically after eight years.

         Selected Dealers who sell Class B shares of the Fund receive a commission from Ziegler in an amount equal to 4.00% of the net asset value of the shares sold.

PURCHASING CLASS C SHARES

         You may purchase Class C shares of the Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge if you redeem any of your Class C shares within 18 months after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. No front-end or contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class C shares. To reduce your costs, when you redeem shares in the Fund, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those held for more than 18 months or those purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, or to meet certain retirement plan requirements.

         The Selected Dealers who sell Class C shares of the Fund receive a commission from Ziegler in an amount equal to 1.00% of the net asset value of the shares sold.

DISTRIBUTION AND DISTRIBUTION EXPENSES

         In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, the Fund is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services. Because the Fund pays these fees out of its own assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         The Plan permits the Fund to make payments to Ziegler to reimburse it for expenditures it incurs in connection with the distribution of the Fund's shares to investors, and to compensate Ziegler in connection with sales of Class B and Class C shares. The reimbursement payments include, but are not limited to, payments made by Ziegler to selling representatives or brokers as a service fee, and costs and expenses incurred by Ziegler for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of the Fund. Plan payments may also be made to reimburse Ziegler for its overhead expenses related to distribution of the Fund's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.

         Under the Plan, the Fund assesses a service fee of up to 0.25% of its average daily net assets for all three classes of shares. This shareholder servicing fee is used to reimburse Ziegler for certain shareholder services as described above. In addition, the Fund assesses a distribution fee of 0.75% of the portion of the Fund's average daily net assets represented by its Class B and Class C shares. This distribution fee is compensatory in nature, meaning Ziegler is entitled to receive the fee regardless of whether its costs and expenses equal or exceed the fee. Class B shares automatically convert to Class A shares eight years after purchase, after which time the shares no longer are subject to this distribution fee but, like all other Class A shares, remain subject to the service fee. Unlike Class B shares, Class C shares do not convert to Class A shares, and as a result Class C shares remain subject to the entire 1.00% 12b-1 distribution and service fees for the entire time that you hold your shares.

         The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of any of the Advisors.

         Ziegler may also make payments from its own resources to selected broker-dealers or institutions that are instrumental in the acquisition of shareholders for the Fund or that perform recordkeeping or other services with respect to shareholder accounts. The amount of such payments may be affected by, among other things, total sales, net sales, levels of redemptions participation in marketing efforts and programs. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined by Ziegler from time to time. See "Purchase of Shares" in the Statement of Additional Information.

METHODS FOR PURCHASING SHARES

         All purchases must be in U.S. dollars. Checks must be drawn on a U.S. bank, and must be made payable to North Track. We will not accept third-party checks, cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you elect to redeem your shares, we may withhold your redemption payment for 15 days from the date of purchase or until your check has cleared, whichever is later. This does not limit your right to redeem shares. Rather, it operates to make sure that North Track has received payment for the shares you are redeeming before returning that payment to you.

         We will consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. If your purchase order is received prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time), it will be invested based on the net asset value computed for the relevant Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested based on the net asset value determined for the relevant Fund as of the close of trading on the New York Stock Exchange on the next business day.

         The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

METHOD                                                   STEPS TO FOLLOW
------                                                   ---------------
                                 TO OPEN A NEW ACCOUNT                TO ADD TO AN EXISTING ACCOUNT
BY MAIL

Mail to:                         1.  Complete the Account             1.  Complete the Additional
-------                              Application included in this         Investment form included
                                     prospectus.                          with your account statement.
North Track                                                               Alternatively, you may
c/o PFPC Inc.                    2.  Make your check payable to:          write a note indicating your
P.O. Box 9796                        "North Track."                       account number.
Providence, RI 02940-9796

METHOD                                                   STEPS TO FOLLOW
------                                                   ---------------
Overnight Mail to:                   Note: The amount of your         2.  Make your check payable to:
-----------------                    purchase must meet the               "North Track."
                                     applicable minimum initial
North Track                          investment account.  See         3.  Mail the Additional
c/o PFPC Inc.                        "Purchasing Shares - Minimum         Investment Form (or note)
760 Moore Road                       Purchase Amounts."                   and your check.
King of Prussia, PA 19406-1212
                                 3.  Mail the completed Account
                                     Application and your check.

AUTOMATICALLY                        Not Applicable                   USE ONE OF NORTH TRACK'S AUTOMATIC
                                                                      INVESTMENT PROGRAMS. Sign up for
                                                                      these services when you open your
                                                                      account, or call 1-800-826-4600
                                                                      for instructions on how to add
                                                                      them to your existing account.

                                                                      SYSTEMATIC PURCHASE PLAN. Make
                                                                      regular, systematic investments
                                                                      into your North Track account(s)
                                                                      from your bank checking account.
                                                                      See "Shareholder Services -
                                                                      Systematic Purchase Plan."

                                                                      AUTOMATIC DIVIDEND REINVESTMENT.
                                                                      Unless you choose otherwise, all
                                                                      of your dividends and capital
                                                                      gain distributions automatically
                                                                      will be reinvested in additional
                                                                      Fund shares. You also may elect
                                                                      to have your dividends and capital
                                                                      gain distributions automatically
                                                                      invested in shares of another
                                                                      North Track mutual fund.

BY TELEPHONE                     TO OPEN A NEW ACCOUNT BY             TO ADD TO AN EXISTING ACCOUNT BY
                                 EXCHANGE                             EXCHANGE

1-800-826-4600                   Call to establish a new              Add to an account by exchanging
                                 account by exchanging funds          funds from another North Track
                                 from an existing North Track         account. See "Redeeming and
                                 account. See "Redeeming and          Exchanging Shares - Exchanging
                                 Exchanging Shares - Exchanging       Shares."
                                 Shares."

FINANCIAL SERVICES FIRMS         You may open an account and          You may purchase additional
                                 purchase shares in a Fund            shares in a Fund through a
                                 through a broker-dealer or           broker-dealer or other financial
                                 other financial service firm         services firm that may charge a
                                 that may charge a transaction        transaction fee.
                                 fee.

                                 North Track may accept requests      North Track may accept requests
                                 to purchase shares into a            to purchase additional shares
                                 broker-dealer street name            into a broker-dealer street name
                                 account only from the broker-        account only from the broker-dealer.
                                 dealer.                              dealer.

                                REDEEMING SHARES

GENERAL INFORMATION

         You may redeem any or all of your shares as described below on any day North Track is open for business. We redeem Class A shares at net asset value. We redeem Class B shares and Class C shares at net asset value, less the amount of the remaining contingent deferred sales charge, if any, depending on how long you have held the shares. If we receive your redemption order prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

REDEMPTIONS

         The following table describes different ways that you may redeem your shares, and the steps you should follow.

METHOD                           STEPS TO FOLLOW
------                           ---------------

BY TELEPHONE                     You may use North Track's Telephone Redemption
1-800-826-4600                   Privilege to redeem shares valued at less than
                                 $50,000, unless you have notified the Transfer
                                 Agent of an address change within the preceding
                                 30 days. The Transfer Agent will send
                                 redemption proceeds only to the shareholder of record at the address shown on the Transfer
                                 Agent's records or to the designated bank account shown on the Transfer Agent's records.

                                 Unless you indicate otherwise on your Account Application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.

BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:

Mail to:                             o   A written request for redemption signed
-------                                  by the registered  owner(s) of the
North Track                              shares, exactly as the account is
c/o PFPC Inc.                            registered, together with the
P.O. Box 9796                            shareholder's account number;
Providence, RI 02940-9796
                                     o   The certificates for the shares being
                                         redeemed, if any;

                                     o   Any required signature guarantees (see
                                         "Other Information About Redemptions"
                                         below); and
Overnight Mail to:
North Track                          o   Any additional documents which might
c/o PFPC Inc.                            be required for redemptions by
760 Moore Road                           corporations, executors,
King of Prussia, PA 19406-1212           administrators, trustees, guardians,
                                         or other similar entities.

                                 The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent promptly will notify you if your redemption request cannot be accepted. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

METHOD                           STEPS TO FOLLOW
------                           ---------------

SYSTEMATIC WITHDRAWAL PLAN       You can set up an automatic systematic
                                 withdrawal plan from any of your North Track accounts. To establish the systematic withdrawal plan, complete the appropriate section of the Account Application or call the transfer agent and request a Systematic
                                 Withdrawal Plan Application Form and
                                 complete, sign and return the Form to North
                                 Track. See "Shareholder Services -
                                 Systematic Withdrawal Plan."

FINANCIAL SERVICES FIRMS         You also may redeem shares through
                                 broker-dealers, financial advisory firms and other financial institutions, which may charge a commission or other transaction fee in connection with the redemption.

RECEIVING REDEMPTION PROCEEDS

         You may request to receive your redemption proceeds by mail, ACH electronic transfer or wire transfer. The Transfer Agent will process redemptions and send redemption proceeds within seven days after it receives the redemption request and all necessary documents. However, the Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares. There is no charge for the mailing of checks for redemption proceeds or ACH redemptions. The Transfer Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires. The signatures on any written request for a wire redemption must be guaranteed.


OTHER INFORMATION ABOUT REDEMPTIONS

         TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Inc. as North Track's transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the telephone redemption services. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, the Transfer Agent, North Track and their employees will not be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

         SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, we require signature guarantees for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past 30 days; (4) requests to transfer the registration of shares to another owner; and (5) redemption requests for amounts over $50,000. North Track may waive these requirements in certain instances.

         The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

         CLOSING SMALL ACCOUNTS. If, due to redemption, your account in the Fund drops below $500 for three months or more, the Fund has the right to redeem your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

         SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of the Fund for any period during which: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Fund.

         REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Persons receiving such securities would incur brokerage costs when these securities are sold.

         MARKET TIMING. An excessive number of purchases and redemptions by a shareholder (market timing) may be disadvantageous to North Track and its shareholders. To discourage such activity, North Track reserves the right to restrict further purchases by shareholder who it believes is engaged in market timing.

                                EXCHANGING SHARES

GENERAL INFORMATION

         Subject to compliance with applicable minimum investment requirements, you may exchange your shares of any North Track mutual fund (including the Fund) for shares of the same class of any other North Track mutual fund. You should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange, and thus subject to applicable sales charges. Class A, Class B or Class C shares of the Fund and any other North Track mutual fund may be exchanged for Class X shares of the Cash Reserve Fund, and vice versa. The Cash Reserve Fund also has Class B and Class C shares to facilitate exchanges involving Class B and Class C shares of any North Track mutual fund. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the mutual fund into which you intend to exchange. There presently is no administrative charge for exchanges, but you may be subject to a sales charge. See "Sales Charges Applicable to Exchanges" below.

         An exchange of shares is considered a redemption of the shares of the North Track mutual fund from which you are exchanging, and a purchase of shares of the North Track mutual fund into which you are exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES

                  EXCHANGING CLASS A SHARES. If your exchange involves Class A shares, you will pay the standard front-end sales charge applicable to purchases of Class A shares of the North Track mutual fund into which you are exchanging (as disclosed in the then current prospectus for that North Track mutual fund), less any front-end sales charge you paid when you purchased the shares you are exchanging, if any. For example, if you exchange Class A shares of the Tax-Exempt Fund for Class A shares of the Fund, you would pay a front-end sales charge on the exchange in an amount equal to the difference between: (a) the front-end sales charge you paid when you purchased your Fund shares (a maximum of 5.25%); minus (b) the front-end sales charge applicable to your purchase of Class A shares of the Tax-Exempt Fund (a maximum of 3.50%), or a maximum of 1.75%. However, if the shares you are exchanging represent an investment held for at least six months in any one or more North Track mutual funds (other than the Cash Reserve Fund), then North Track will not charge any additional front-end sales charge in connection with the exchange.

         EXCHANGING CLASS B AND CLASS C SHARES. You may exchange Class B and Class C shares in a North Track mutual fund only for shares of the same Class of another North Track mutual fund. You will not pay a contingent deferred sales charge on any such exchange. However, the new shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time in which you held the Class B or Class C shares you surrender in the exchange. Notwithstanding the above, Class B or Class C shares of a North Track mutual fund that you receive in exchange of Class X shares of the Cash Reserve Fund will remain subject to a contingent deferred sales charge based on the period of time you hold the Class B or Class C shares, not from the time you first acquired the Class X shares being exchanged.

RULES AND REQUIREMENTS FOR EXCHANGES

         GENERAL. In order to effect an exchange on a particular business day, North Track must receive an exchange order in good form no later than the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). North Track may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change at adversely affects their rights under this exchange privilege.

         An excessive number of exchanges may be disadvantageous to North Track. Therefore, North Track reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any 12 consecutive month period or who makes more than one exchange during any calendar quarter.

         The following additional rules and requirements apply to all exchanges:

                  o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class A shares of the Fund and any other North Track mutual fund may be exchanged for Class X shares of the Cash Reserve Fund and vice versa.

                  o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

                  o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track mutual fund into which you are exchanging.

                  o If the shares being exchanged are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

         METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of North Track mutual funds and procedures you should follow when doing so.

METHOD                           STEPS TO FOLLOW
------                           ---------------

BY MAIL                          Mail your exchange order to North Track.

Mail to:                         Please Note: North Track must receive your
-------                          exchange  order no later than the close of
North Track                      trading on the New York Stock Exchange in
c/o PFPC Inc.                    order to effect an exchange on that business
P.O. Box 9796                    day.
Providence, RI 02940-9796

Overnight Mail to:
------------------
North Track
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212

BY TELEPHONE                     You receive telephone exchange privileges when
                                 you open your account. To decline the telephone
1-800-826-4600                   exchange privilege, you must check the
                                 appropriate box on the Account Application when you open your account.

                                 Call North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish for your account the North Track mutual fund into which you wish to exchange.

                                 Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS         You may exchange shares through your broker-
                                 dealer or other financial services firm, which may charge a transaction fee.

                              SHAREHOLDER SERVICES

         North Track offers a number of shareholder services designed to facilitate investment in Fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

         SYSTEMATIC PURCHASE PLAN. You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is further reduced to $25. The minimum subsequent investment is also reduced to $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of North Track shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of North Track shares. You can establish the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You can obtain an application and instructions on how to establish the SPP from your registered representative, Ziegler or North Track.

         SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in the Fund (except no such minimum applies for distributions from an IRA). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

         REINVESTMENT OF DISTRIBUTIONS OR INTEREST PAYMENTS. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of a North Track mutual fund by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact Ziegler for further information.

         TAX-SHELTERED RETIREMENT PLANS. The following tax-sheltered plans may purchase shares of the Fund: (1) Individual Retirement Accounts (including Coverdell Education Savings Account, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-IRAs)); (2) Keogh plans; (3) 401(k) Plans; and (4) 403(b) Plans for employees of most nonprofit organizations. You can obtain detailed information concerning these plans and prototypes of these plans and other information from Ziegler. You should carefully review and consider this information and these materials with your tax or financial adviser. Conventional IRA investors do not receive the benefits of long-term capital gains treatment or the reduced rate of tax on certain qualifying dividends when funds are distributed from their account.

                                OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

         We determine the net asset value per share of the Fund daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, we value the Fund's investments at the closing price listed for the relevant security on the securities exchange on which it trades, unless no closing price is available. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange or any other day when the Exchange is closed. The calculation is as of 4:00 p.m. Eastern Time.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

         The Fund declares and pays dividends annually. You may elect to receive your dividends either in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other North Track fund for which you have an account. We reinvest dividends on the same day they are distributed to shareholders. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, we automatically will reinvest them in additional shares of the relevant Fund.

         Capital gains distributions, if any, in the Fund are declared annually and normally paid within 60 days after the end of the fiscal year.

BUYING A DIVIDEND

         You should bear in mind that if you purchase shares of the Fund just before the record date of a capital gains distribution, you will receive a portion of your purchase price back as a taxable distribution. On the record date for the distribution, the Fund's per share net asset value will be reduced by an amount equal to the amount of the capital gains distribution. This occurrence sometimes is referred to as "buying a dividend."

TAX STATUS

         The Fund distributes substantially all of its net income and capital gains. We will annually report to you the federal income tax status of all distributions. You will be taxed on the Fund's distributions when they are paid, whether you elect to take them in cash or to reinvest them in additional shares, except that distributions declared in December and paid in January each year will be taxable to you as if you received them on December 31 of the earlier year.

         Distributions will be taxable as ordinary income, qualifying dividends or capital gains. As a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum federal rate on certain long-term capital gains and qualifying dividends received by individuals, estates and trusts is reduced to 15% through 2008.

         CAPITAL GAINS. Any long-term capital gains distributions that do not qualify for the reduced rate will generally be taxed at a rate of 20%. Short-term capital gains distributions will continue to be taxed as ordinary income.

         DIVIDENDS. The reduced rate of tax on dividends only applies to certain qualifying dividends. In general, qualifying dividends include dividends received from domestic corporations (including domestic mutual funds) on or after January 1, 2003 on shares of stock that have been held for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date. Additional requirements and limitations are imposed for purposes of determining the amount of dividends received from mutual funds that may qualify for the reduced rate. The Fund will report to you the amount of distributions received by the Fund, and distributed to you, that will qualify for the reduced rate of tax provided that you satisfy the holding period requirement with respect to your shares of the Fund. Divi-dends that you receive from the Fund that are not qualifying dividends will be taxed as ordinary income.

         WASH SALES. All or a portion of the capital loss incurred by the Fund on the sale of shares of an Underlying Fund will have to be deferred if the Fund purchases shares of the same Underlying Fund within 30 days before or after the date of sale. These wash sale losses may not offset the taxable capital gains distributed by the Fund to you. Instead, the amount of any loss that is deferred will be added to the Fund's basis in the newly acquired shares of the Underlying Fund.

         Similarly, you may be prevented from recognizing a loss, or a portion of the loss, on the sale of shares of the Fund due to these wash sale provisions. Shareholders in the Fund will not be allowed to recognize a loss on the sale of shares of the Fund to the extent that the shareholder acquires other shares in the Fund during the period beginning 30 days before the sale of the shares and ending 30 days after the date of sale of the shares. If such a wash sale occurs, the loss will be deferred and the amount of the loss will be added to the shareholder's basis in the newly acquired shares of the Fund.

         Furthermore, if a shareholder receives a capital gain distribution from the Fund and then sells shares of the Fund at a loss within six months of purchasing the shares, the loss will be treated as a long-term capital loss to the extent of the capital gain distributions received by the shareholder.

PRIVACY: A FUNDAMENTAL CONCERN

         At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information

         WE DO NOT SELL CLIENT INFORMATION TO ANYONE.

         YOUR PERSONAL INFORMATION. When you purchase shares or inquire about a transaction with North Track, you typically provide us with certain personal information. This information may include:

         o        Name and address

         o        Social Security or taxpayer identification number

         o        Beneficiary information

         o        Bank account information

         o        Investments at other institutions

         OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request, to service an account or to verify your true identity. For example, we may share information with companies that perform services on our behalf. One such services provider is the transfer agent for the Funds, PFPC Inc., which opens accounts, processes transactions and mails account statements. In addition, with express consent by the individual client, certain client financial information is forwarded to SAGE Scholars, Inc., in order to permit the client to accrue the benefits of SAGE Scholars provides. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

         In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

         If you have any questions regarding our privacy policy please feel free to call North Track at 800-826-4600.

                      DELIVERY OF DOCUMENTS TO SHAREHOLDERS

         "HOUSEHOLDING". North Track will deliver a single prospectus, annual or semi-annual report or other shareholder information (collectively, a "shareholder document") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

         ELECTRONIC DELIVERY. North Track is developing the capability of delivering shareholder documents electronically to persons who have consented to such delivery and provide their e-mail addresses. Once it has developed such capability, North Track will deliver shareholder documents electronically by sending consenting persons an e-mail message informing them that the shareholder document has been posted and is available on North Track's website (www.northtrackfunds.com) and providing a hypertext link to the document. The electronic versions of the shareholder documents will be in PDF format and can be downloaded and printed using Adobe Acrobat.

         CONSENT. If you would like to assist North Track in controlling its printing and mailing costs, you may indicate your consent to householding and/or electronic delivery of shareholder documents on the Account Application (included with this Prospectus) or by sending a note to that effect to North Track, c/o PFPC Inc., P.O. Box 9796, Providence, Rhode Island 02940-9796. For electronic delivery of shareholder documents, please make sure to include your e-mail address.

         You may revoke your consent to householding or electronic delivery of shareholder documents at any time by calling North Track at 1-800-826-4600 or by writing to North Track at the address provided above.

If you have any questions about the Fund or the Underlying Funds or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI") or Annual or Semi-Annual Reports, or the Underlying Funds' Prospectuses, SAIs or annual or semi-annual reports, you may call or write North Track at:

NORTH TRACK FUNDS, INC.
250 EAST WISCONSIN AVENUE
SUITE 2000
MILWAUKEE, WISCONSIN 53202
(800) 826-4600

The SAI, which contains more information on the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4401.

         NORTH TRACK FUNDS, INC.         ACCOUNTING/PRICING AGENT
                                         B.C. Ziegler and Company
         1-800-826-4600                  215 North Main Street
                                         West Bend, Wisconsin 53095
         250 East Wisconsin Avenue
         Suite 2000                      TRANSFER AND DIVIDEND DISBURSING AGENT
         Milwaukee, Wisconsin 53202      PFPC Inc.
                                         760 Moore Road
         INVESTMENT ADVISOR              King of Prussia, Pennsylvania 19406
         B.C. Ziegler and Company
         250 East Wisconsin Avenue       CUSTODIAN
         Suite 2000                      Union Bank of California
         Milwaukee, Wisconsin 53202      475 Sansome Street
                                         San Francisco, California 94111
         DISTRIBUTOR
         B.C. Ziegler and Company        COUNSEL
         250 East Wisconsin Avenue       Quarles & Brady LLP
         Suite 2000                      411 East Wisconsin Avenue
         Milwaukee, Wisconsin 53202      Milwaukee, Wisconsin 53202

                                         AUDITOR
                                         Deloitte & Touche LLP
                                         180 North Stetson Avenue
                                         Chicago, Illinois 60601

STATEMENT OF ADDITIONAL INFORMATION
  DATED NOVEMBER 25, 2003
NORTH TRACK FUNDS, INC.
SECTOR GROWTH FUND
250 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

         This Statement of Additional Information contains information related to the Sector Growth Fund (the "Fund"), a mutual fund series of North Track Funds, Inc. ("North Track").

         This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus dated November 25, 2003 for the Fund (the "Prospectus"). This Statement of Additional Information provides details about the Fund that are not required to be included in the Prospectus, and should be viewed as a supplement to, and not as a substitute for, the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus. Class A, Class B and Class C shares are available for the Fund. You may obtain a Prospectus and purchase shares of the Fund from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone 800-826-4600, or from Selected Dealers (see the Prospectus for more complete information, including an account application).

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

FUND HISTORY AND CAPITAL STOCK..............................................3

INVESTMENT ABOUT UNDERLYING FUNDS...........................................4

ADDITIONAL INVESTMENT STRATEGIES...........................................10

INVESTMENT RESTRICTIONS....................................................19

MANAGEMENT OF NORTH TRACK..................................................20

PURCHASE OF SHARES.........................................................34

DISTRIBUTION EXPENSES......................................................36

DETERMINATION OF NET ASSET VALUE PER SHARE.................................39

PERFORMANCE INFORMATION....................................................40

TAX STATUS.................................................................45

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................46

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................46

COUNSEL AND INDEPENDENT AUDITORS...........................................48

                         FUND HISTORY AND CAPITAL STOCK

         North Track is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation. The Sector Growth Fund (the "Fund") is one series in the North Track family of funds. The Fund commenced investment operations in December 2003.

         The authorized common stock of North Track consists of ten billion shares, with a par value of $.001 per share. Shares of North Track are divided into ten mutual fund series, each with distinct investment objectives, policies and strategies: the Tax-Exempt, Government, S&P 100 Plus, Managed Growth, Wisconsin Tax-Exempt, Cash Reserve, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, PSE Tech 100 Index, and Sector Growth Funds.

         The Sector Growth Fund is a "fund of funds". It invests all of its assets in three North Track funds: the Dow Jones U.S. Health Care 100 Plus Fund, the Dow Jones U.S. Financial 100 Plus Fund, and the PSE Tech 100 Index Fund (collectively, the "Underlying Funds," and each an "Underlying Fund").

         The S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Managed Growth, Government, Wisconsin Tax-Exempt and Sector Growth Funds each offer Class A, Class B and Class C shares. The Tax-Exempt Fund offers only Class A shares. Shares of the Cash Reserve Fund also are divided into three separate classes: Class X (Retail Class) shares, Class Y (Institutional Class) shares, Class B shares and Class C shares. The PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds offer Class F shares in addition to their A, B, and C shares. Class F shares are not available for investment by the public; rather, Class F shares are available only for investment by the Sector Growth Fund.

         Separate classes of shares within a mutual fund series have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder servicing expenses and may have its own sales load structure. At the discretion of North Track's Board of Directors, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the fund's assets) if the separate classes incur those expenses in different amounts, or if one class receives services of a different kind or to a different degree than another class within the same fund. Each mutual fund series allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the particular fund.

         The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

         Each share of North Track, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

         Each share of North Track has one vote on each matter presented to shareholders. All shares of North Track vote together on matters that affect all shareholders uniformly, such as in the election of directors. On matters affecting an individual fund (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of a series) a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class), a separate vote by the shareholders of that class of shares is required. Shares of a fund or class are not entitled to vote on any matter that does not affect it.

         As used in the Prospectus, the phrase "majority vote" of the outstanding shares of a class, a fund or North Track means the vote of the lesser of: (1) 67% of the shares of the class, the fund or North Track, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the class, the fund or North Track, as the case may be.

         As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.


                       INFORMATION ABOUT UNDERLYING FUNDS

         The Fund invests all of its assets in the three Underlying Funds. The Fund invests approximately one-third of the net proceeds from the sale of its shares in each Underlying Fund. The Fund is passively managed, meaning that assets will not be allocated according to market events or the perceived strength of one sector over another. B.C. Ziegler and Company (the "Advisor"), however, will rebalance the Fund at least annually to address variations in performance of the Underlying Funds. The current intention of the Advisor is to rebalance the Fund on a quarterly basis. Accomplished through purchases and redemptions of shares of the Underlying Funds as necessary, this rebalancing restores the one-third division of assets in the Underlying Funds.

         UNDERLYING FUNDS. Because the Fund invests all of its assets in the Underlying Funds, we have set forth below information on the investment objective and principal strategies of each Underlying Fund.

         Dow Jones U.S. Health Care 100 Plus Fund. The Dow Jones U.S. Health Care Plus Fund (the "Health Care Fund") seeks a total return from dividends and capital gains that, before deducting the operating expenses of the Health Care Fund, exceeds the total return of the Dow Jones U.S. Healthcare 100 Index. The Health Care Fund invests in the common stocks which make up the Dow Jones U.S. Healthcare 100 Index, in approximately the same proportion as they are held in the Index. The Dow Jones U.S. Healthcare 100

Index is a subset of 100 stocks from the Dow Jones U.S. Healthcare Sector Index, a market capitalization-weighted index based on the public float of shares of each component company from various industry groups within the healthcare sector. The Dow Jones U.S. Healthcare 100 Index consists of the top 80 stocks (by market capitalization) on the Dow Jones U.S. Healthcare Index, plus 20 additional stocks with market caps below the top 80 but within the top 120 selected by Dow Jones.

         Dow Jones U.S. Financial 100 Plus Fund. The Dow Jones U.S. Financial 100 Plus Fund (the "Financial Services Fund") seeks a total return from dividends and capital gains which, before deducting the operating expenses of the Financial Services Fund, exceeds the total return of the Dow Jones U.S. Financial 100 Index. The Dow Jones U.S. Financial 100 Plus Fund invests in the common stocks which make up the Financial 100 Index in approximately the same proportion as they are held in that Index. The Dow Jones U.S. Financial 100 Index is a subset of 100 stocks from the Dow Jones U.S. Financial Sector Index, a market capitalization-weighted index based on the public float of shares of each component company from various industry groups within the financial services sector. The Dow Jones U.S. Financial 100 Index consists of the top 80 stocks (by market capitalization) on the Dow Jones U.S. Financial Index plus 20 additional stocks with market caps below the top 80 but within the top 120 selected by Dow Jones.

         PSE Tech 100 Index Fund. The PSE Tech 100 Index Fund (the "Tech Fund") seeks a total return, before operating expenses of the Tech Fund are deducted, that replicates the total return of the Pacific Exchange Technology Stock Index (the "PSE Technology Index"). The Tech Fund seeks to achieve its objective primarily by investing in all 100 common stocks included in the PSE Technology Index in approximately the same proportions as they are represented in the Index. The PSE Technology Index consists of common stocks of 100 technology companies chosen by the Pacific Exchange based on its assessment that the company has developed, or likely will develop, products, processes or services that will provide or will benefit significantly from technological advancements and improvements.

         STOCK INDEXING. Index funds are "passively managed," meaning they try to match, as closely as possible, the performance of a target securities index by holding each stock found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the PSE Technology Index were made up of the assets of a specific company, the Tech Fund would normally invest 5% of its assets in that company.

         The Health Care Fund and the Financial Services Fund choose the stocks in which they invest based on the relevant 100 Index maintained by Dow Jones. These Indexes are subsets of the stocks included in Dow Jones' broader U.S. market sector indices, and are designed to be representative of the broader indices. Subject to their overweighting/underweighting and cash equitization strategies, Health Care and Financial Services Funds are relatively "passively managed."

         Indexing appeals to many investors for a number of reasons, including its simplicity (indexing is a straightforward marketing-matching strategy); diversification (indices generally cover a wide variety of companies and industries); relative performance predictability

(an index fund is expected to move in the same direction - up or down - as its target index); and comparatively low cost (index funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits). Also, assuming the composition of the relevant index remains fairly stable, index funds may experience lower portfolio turnover rates, which would result in reduced transaction costs (brokerage commissions, etc.) and capital gains. With respect to the Tech Fund, investors should bear in mind that this latter benefit may not hold true. The PSE Technology Index has experienced rather rapid changeover at times, as a result of the volatility of the technology industry generally and of specific companies included in the Index from time to time.

         The performance of an index fund generally will trail the performance of the index it attempts to replicate. This is because the mutual fund and its investors incur operating costs and expenses that are not shared by an index. These operating expenses reduce the total return on the shareholder's mutual fund shares, as compared to a direct investment in stocks.

         Finally, because of liquidity needs and other constraints under which mutual funds operate, index funds generally cannot invest their assets so that they correlate 100% at all times with the common stocks of the index. Although many index funds attempt to use options and futures strategies to generate returns on these assets which replicate the return on the index, these strategies are imperfect and give rise to additional transaction costs.

         For these reasons, investors should expect that the performance of an index mutual fund will lag that of the index it attempts to replicate. In recognition of this disparity, the Health Care, Financial Services and Tech Funds compare their gross returns (returns before deducting the Funds' operating expenses) to their respective benchmark indices.

         ENHANCEMENT STRATEGIES. The Health Care and Financial Services Funds may engage in overweighting/underweighting strategies which, if successfully implemented, may enhance the total return of a Fund as compared to the 100 indices they seek to track, and partially offset some of the fees that otherwise reduce their relative performance. However, the Advisor's judgment on which stocks to overweight and underweight could prove incorrect, thereby causing greater discrepancies between a Fund's performance and its relevant index.

         DOW JONES U.S. HEALTHCARE SECTOR INDEX. The Dow Jones U.S. Healthcare Sector Index is composed of the stocks from the healthcare market sector of the Dow Jones U.S. Total Market Index. Dow Jones has designed the index to measure the aggregate performance of U.S. companies from various industry groups within the healthcare sector, including medical product makers, healthcare providers, biotechnical firms and pharmaceutical companies. Makers of medical products are broken into two sub-groups, namely manufacturers of medical supplies used by both healthcare providers and the general public, and manufacturers of advanced medical equipment used primarily by healthcare providers. Healthcare providers include operators of hospitals, nursing and convalescent homes, long-term care facilities and in-home health services. Biotechnology firms include companies engaged in genetic research and/or the marketing and development of recombinant DNA products. Pharmaceutical companies make prescription and over-the-counter drugs.

         At the end of August 2003, the Dow Jones U.S. Healthcare Sector Index consisted of 172 stocks, representing approximately 14% of the investable equity capital of the U.S. stock market generally. The total market capitalization of the companies included in the Index was approximately $1.4 trillion. The Index covers 100% of the large and mid-cap companies in these industry groups, and 50% of the small cap companies. A smaller percentage of the small cap companies is included to avoid adding very small, thinly traded stocks, and thereby reduce the risk of illiquidity.

         DOW JONES U.S. FINANCIAL SECTOR INDEX. The Dow Jones U.S. Financial Sector Index consists of the stocks included in the Dow Jones U.S. Total Market Index which are in the financial services market sector. The component companies include banking, insurance, real estate and specialty finance companies and other financial services firms. The banking group includes all regional and major U.S. banks. Insurance companies are those involved in any facet of the insurance industry, including full-line insurance, life insurance and property and casualty providers. The real estate group includes those companies that invest directly or indirectly in real estate, either through development, management or outright ownership. Savings associations, securities brokerage firms and diversified financial firms are all included in the specialty finance group.

         At the end of August 2003, the Index consisted of 289 stocks. Its three largest stocks were Citigroup, Inc., American International Group, Inc. and Bank of America Corporation (which comprised 9.5%, 6.2% and 5.5%, respectively, of the total market capitalizations of the stocks included in this Index).

         PSE TECHNOLOGY INDEX. The PSE Technology Index consists of 100 common stocks, which are chosen by Pacific Exchange Incorporated based on its assessment that the issuer is a company which has, or likely will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The PSE Technology Index offers a broad basket of stocks spanning the full spectrum of high tech industry groups. Diversity within the Index ranges from biotechnology firms to semiconductor capital equipment manufacturers and includes a cross-section of U.S. companies that are leaders in 13 technology subsectors, including biotechnology, CAD/CAM, data communications, data storage and processing, diversified computer manufacturing, electronic equipment, information processing medical technology, micro-computer manufacturers, semi-conductor manufacturers, software products, test, analysis and instrumentation equipment, mini and mainframe computer manufacturing, office automation equipment and semi-conductor capital equipment manufacturing.

         Similar to the Dow Jones Industrial Average, the PSE Technology Index is price weighted, meaning the component stocks are given a percentage weighting based on their share price. Although this indexing method allows the PSE Technology Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it results in smaller- and mid-sized companies representing a more significant portion of the Index than is the case for indices such as the S&P 100

Index, which are weighted by the market value of the companies represented on the index.

         The Tech Fund is not sponsored, endorsed, sold, or promoted by the PSE Technology Index (PCXSM, Pacific ExchangeSM, PSE/PCX Technology IndexSM, PSE/PCX Tech 100SM and PSE/PCX Tech 100SM are service marks of Pacific Exchange Incorporated).

         CONSTRUCTION OF SECTOR INDEXES AND 100 INDEXES. Dow Jones reviews the broad based sector Indices annually in January based on closing prices of the stocks at the end of December. After the broad sector Indices are adjusted, Dow Jones will review each of the 100 Indices. To do this, Dow Jones first selects all of the stocks from the appropriate U.S. market sector that are included in the Dow Jones U.S. Total Market Index, and ranks them in order of highest to lowest market capitalization (based on the public float). The 80 largest market capitalization stocks automatically are included in the relevant 100 Index. Dow Jones then completes the composition of the relevant 100 Index by retaining stocks with market capitalizations below the top 80 but within the top 120 that were in the 100 Index during the prior year, until the total number of stocks in the 100 Index reaches 100. If a new component stock is needed to reach 100 total stocks, Dow Jones selects the stock with the highest market capitalization from the group of stocks with market capitalizations below the top 80 but within the top 120.

         Because Dow Jones composes the 100 Index specifically for the purpose of enabling mutual funds to construct portfolios designed to track these 100 Indices, Dow Jones manages the composition of each of the 100 Indices so that they comply with the issuer diversification requirements that mutual funds must meet in order to be taxed as regulated investment companies under the Internal Revenue Code of 1986. As a result, Dow Jones maintains the 100 Indices to meet the following requirements:

         o No single stock in a 100 Index may have a market capitalization which exceeds 10% of the total market capitalization of the relevant 100 Index;

         o Stocks with market capitalization that make up 4% or more of the total market capitalization of the relevant 100 Index may not in the aggregate comprise more than 40% of the total market capitalization of the 100 Index.

         Dow Jones reviews and rebalances each 100 Index monthly, on the third Friday of each month, to assure compliance with these requirements.

         The 100 Indices are relatively new and have little operating history. There is a risk that the performance of the 100 Indices may deviate significantly from the performance of their corresponding broader U.S. market sector Indices over short or even extended periods of time.

         LICENSE AGREEMENT WITH DOW JONES. North Track, on behalf of the Health Care and Financial Services Funds, has entered into a license agreement with Dow Jones pursuant to which the Funds are authorized to use trademarks and certain other proprietary rights of

Dow Jones associated with the 100 Indices and the broader market sector indices. These license rights permit these Funds to use the 100 Indices as models for the construction of their investment portfolios and to benchmark their returns against the returns of the 100 Indices. The license agreement authorizes the Funds to use Dow Jones' trademarks and other proprietary rights in their disclosure documents, advertising materials, sales materials, sales literature and similar communications. The license agreement has an initial term of five years. In addition, the license agreement establishes protocols pursuant to which Dow Jones will communicate changes in the 100 Indices and in the broader market sector indices to management of the Advisor on a prompt basis, so that the Advisor can determine if and when to make conforming changes in the composition of the investment portfolios of the Funds. Each Fund will pay Dow Jones an initial set up fee and an annual license fee as consideration for the license rights and related services it receives under the license agreement.

         DOW JONES DISCLAIMER. The Health Care and Financial Services Funds are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of these Funds or any member of the public regarding the advisability of investing in securities generally or in the Health Care or Financial Services Funds particularly. Dow Jones' only relationship to North Track is the licensing of certain trademarks, trade names and service marks of Dow Jones, of the Dow Jones U.S. Healthcare Sector Index, the Dow Jones U.S. Financial Sector Index, the Healthcare 100 Index and the Financial 100 Index, which indices are determined, composed and calculated by Dow Jones without regard to North Track or any of the Funds. Dow Jones has no obligation to take the needs of North Track or shareholders of any Fund into consideration in determining, composing or calculating any of these Indices. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES U.S. HEALTHCARE SECTOR INDEX, DOW JONES U.S. FINANCIAL SECTOR INDEX, DOW JONES HEALTHCARE 100 INDEX, DOW JONES FINANCIAL 100 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY NORTH TRACK, SHAREHOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF ANY OF THESE FOUR INDICES OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOW JONES U.S. HEALTHCARE SECTOR INDEX, DOW JONES U.S. FINANCIAL SECTOR INDEX, DOW JONES HEALTHCARE 100 INDEX, DOW JONES FINANCIAL 100 INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD

PARTY BENEFICIARIES OF ANY ARRANGEMENTS BETWEEN DOW JONES AND NORTH TRACK.

                        ADDITIONAL INVESTMENT STRATEGIES

         The Prospectus describes the investment objective and principal investment strategies of the Fund. Certain other investment strategies and policies of the Fund and each of the Underlying Funds are described in greater detail below.

GOVERNMENT SECURITIES

         Each Underlying Fund may acquire U.S. Government securities ("Government Securities"), including direct obligations of the U.S. Treasury and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years.

         Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

OPTIONS

         To the extent consistent with its investment objectives, each Underlying Fund will employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities or securities it intends to purchase and to enhance return.

         Each Underlying Fund may write (sell) covered call options and put options, and may purchase call options and put options on stock indices (including the S&P 500 Index and S&P 100 Index).

         An option on an index is a contract that gives the holder of the option, in return for payment of a premium, the right to demand from the seller
(call) delivery of cash in an amount equal to the value of the index at a specified exercise price at any time during the term of the option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A call option on an index is considered to be covered if the writer (seller) maintains with its custodian or depository cash or cash equivalents equal to the contract value. A call option is also covered if the writer holds a call on the same index as the call written where the exercise price of the call purchased is equal to or less than the exercise price of the call written.

         A put option on an index is covered if a writer holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written provided the difference is maintained by the writer in cash or cash equivalents in a segregated account with its custodian or depository.

         The Underlying Fund will purchase put options only on securities indices which, in the opinion of the Advisor, have investment characteristics similar to those of securities in the underlying Fund or an index on the securities.

         Whenever the Underlying Fund does not own securities underlying an open option position sufficient to cover the position, or whenever an Underlying Fund has written (sold) a put, the Underlying Fund will maintain in a segregated account with its custodian cash or cash equivalents sufficient to cover the market value of the open position. The purchase of a put option may be intended to protect the Underlying Fund from the risk of a decline in the value of a security below the exercise price of the option. The Underlying Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

FUTURES

         Each Underlying Fund may purchase and sell exchange-traded index futures contracts for the purposes and strategies described in the Prospectus. The Health Care and the Financial Services Funds may use futures on any of various broad based stock indexes, including the S&P 500 Index, Nasdaq Composite Index and Dow Jones U.S. Total Stock Market Index. If available, each of the Health Care Fund and the Financial Services Fund may also use futures on the principal sector index it attempts to trade and/or the customized index composed by Dow Jones from the broader principal sector index. The Tech Fund may use futures on the S&P 500 Index and the Nasdaq 100 Index. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

         Futures contracts covering the indices in which the Underlying Funds may trade presently are traded on the Chicago Mercantile Exchange or the New York Futures Exchange. The Underlying Funds also may engage in transactions involving futures contracts on other indices presently traded or in the future created and traded on national stock exchanges if, in the opinion of the Board of Directors of North Track, such futures contracts are appropriate instruments to help the Advisor achieve the respective Fund's objective.

         The Underlying Funds generally will limit their use of futures contracts to hedging transactions and to equitize cash assets. The success of any hedging technique depends on the ability of the Advisor correctly to predict changes in the level and direction of movement in the underlying index. Should these predictions prove incorrect, each Underlying Fund's return (and therefore the Fund's return) might have been better had hedging not been attempted; however, in the absence of the ability to hedge, the Advisor might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The Underlying Funds will only enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by an Underlying Fund, that fund is required to deposit with the custodian (or broker, if legally permitted) a specified amount of cash or Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Underlying Fund expects to earn interest income on its initial margin deposits. A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day an Underlying Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by an Underlying Fund, but is instead a settlement between the Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Underlying Fund will mark to market all of its open futures positions.

         While an Underlying Fund maintains an open futures position, that Underlying Fund must maintain with its custodian, in a segregated account, assets with a market value sufficient to cover the Underlying Fund's exposure on the position (less the amount of the margin deposit associated with the position). The Underlying Fund's exposure on a futures contract is equal to the amount it pays for the contract by the Underlying Fund.

         Index futures contracts in which the Underlying Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Underlying Fund would realize a capital gain, or if it is more, the Underlying Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Underlying Fund would realize a capital gain, or if it is less, the Underlying Fund would realize a capital loss. The transaction costs must also be included in these calculations.

         There are several risks associated with the use of futures contracts in the manner intended by the Underlying Funds. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between the price movements in the underlying index and in the portfolio securities being hedged or the index being simulated, as the case may be. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures and differences between the financial instruments being hedged or replicated and the instruments underlying the standard contracts available for trading.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures position and the Underlying Fund would continue to be required to meet margin requirements until the position is closed.

         To minimize such risks, an Underlying Fund will not enter into a futures contract if, immediately after such transaction, the initial margin deposits for futures contracts held by the Underlying Fund would exceed 5% of the Underlying Fund's total assets. Additionally, an Underlying Fund may not maintain open short positions in futures contracts or call options written on indices if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in the Underlying Fund's investment portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent an Underlying Fund has written call options on specific securities in its investment portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

TAXATION OF OPTIONS AND FUTURES

         If an Underlying Fund exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased
(call) or deducted from the proceeds of the sale (put). For cash settlement options, the difference between the cash received at exercise and the premium paid is a capital gain or loss. If a call or put option written by an Underlying Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased (put). For cash settlement options, the difference between the cash paid at exercise and the premium received is a capital gain or loss. Entry into a closing purchase transaction will result in capital gain or loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than one year prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term for federal tax purposes. The holding period of the securities covering an "in the money" option will not include the period of time the option was outstanding.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should an Underlying Fund ever deliver securities under a futures contract (which is not expected to occur), that Underlying Fund will realize a capital gain or loss on those securities.

         For federal income tax purposes, each Underlying Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options and futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options and futures positions, the related securities positions and certain successor positions thereto) may be deferred to a later taxable year. Sales of futures contracts or writing of call options or buying put options which are intended to hedge against a change in the value of securities held by an Underlying Fund may affect the holding period of the hedged securities.

         Each Underlying Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Underlying Fund's other investments and shareholders are advised of the nature of the payments.

SHORT-TERM INVESTMENTS

         Each Underlying Fund may invest in any of the following securities and instruments in management of cash receipts, for liquidity for anticipated redemptions, to meet cash flow needs to enable the Fund to take advantage of buying opportunities, during periods when attractive investments are unavailable and for temporary defensive purposes. Normally, each Underlying Fund will invest less than 10% of its total assets in short-term investments, although the Advisor has discretion to increase an Underlying Fund's cash position without limit for temporary defensive purposes. This investment limitation does not apply to an Underlying Fund's investments of cash collateral received from securities lending activity.

         GOVERNMENT SECURITIES. Each Underlying Fund may acquire Government Securities. A discussion of Government Securities is included under the caption "Additional Investment Strategies - Government Securities" above.

         BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Each Underlying Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by an Underlying Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies, an Underlying Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

         SAVINGS ASSOCIATION OBLIGATIONS. Each Underlying Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

         COMMERCIAL PAPER, SHORT-TERM NOTES, VARIABLE RATE DEMAND NOTES, REPURCHASE AGREEMENTS AND OTHER CORPORATE OBLIGATIONS. Each Underlying Fund may invest a portion of its assets in high quality commercial paper and short-term notes, including variable rate demand notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

         Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase high quality corporate obligations which have remaining maturities of one year or less from the date of purchase.

         Each Underlying Fund also may purchase corporate obligations known as variable rate demand notes. Variable rate demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, an Underlying Fund may demand payment of principal and accrued interest at any time. The investment policies of each Underlying Fund permit the purchase of variable rate demand notes only if, at the time of purchase, the notes are rated in the two highest rating categories by a Nationally Recognized Statistical Rating Organization, or, if unrated, the issuer has unsecured debt securities outstanding of an equivalent rating.

         Each Underlying Fund also may invest in repurchase agreements as short-term instruments. See "Investment Program - Repurchase Agreements" below.

         MONEY MARKET FUNDS. Each Underlying Fund may invest in money market mutual funds. An investment by a Fund in a money market mutual fund may cause that Underlying Fund to incur duplicate and/or increased administration and distribution expenses. Such investments are limited under the 1940 Act and by applicable investment restrictions. See "Investment Restrictions" in this Statement of Additional Information.

SHORT SALES "AGAINST-THE-BOX"

         Each Underlying Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open that Underlying Fund owns an equal amount of such securities of the same issue as the securities sold short. An Underlying Fund may not engage in a short sale if the transaction would result in more than 10% of the Underlying Fund's net assets being held as collateral for such short sales. Short sales structured in this fashion are referred to as short sales "against-the-box." An Underlying Fund might use short sales against-the-box, for example, to defer the realization of a capital gain for federal income tax purposes.

REPURCHASE AGREEMENTS

         Each Underlying Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the purchasing fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. An Underlying Fund may enter into repurchase agreements with broker-dealers and with banks. At the time the Underlying Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Underlying Fund will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

         In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, the Underlying Fund could experience losses that include: (1) possible decline in the value of the underlying security during the period that the Underlying Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Underlying Fund in connection with enforcing those rights; and (4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor will invest in repurchase agreements only when it determines that the Underlying Fund should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisors does not currently intend to invest the assets of the Underlying Fund in repurchase agreements if, after doing so, more than 5% of the Underlying Fund's net assets would be invested in repurchase agreements. This limitation does not apply to the Underlying Fund's investments in repurchase agreements of the cash collateral received from the Underlying Fund's securities lending activity.

LENDING OF FUND SECURITIES

         In order to generate income, each Underlying Fund may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Underlying Fund receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, the Underlying Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Underlying Fund could lose money. For the purposes of this policy, the Underlying Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Underlying Fund to be the equivalent of cash. During the term of the loan, the Underlying Fund is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Underlying Fund also is entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, The Underlying Fund may return to the borrower, and/or a third party which is unaffiliated with North Track and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

         A lending Underlying Fund does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, an Underlying Fund could experience delays in liquidating the loan collateral or recovering the loan securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Underlying Fund seeks to enforce its rights thereto;
(2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisor evaluates and continually monitors the creditworthiness of the institutional borrowers to which the Underlying Fund lends its securities.

         To minimize the foregoing risks, the Underlying Fund's securities lending practices are subject to the following conditions and restrictions: (1) the Underlying Fund may not make such loans in excess of 33% of the value of its total assets; (2) the Underlying Fund must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amounts of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the Underlying Fund must have the right to terminate the loan at any time; (5) the Underlying Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the Underlying Fund may not pay any more than reasonable custodian fees in connection with the loan.

PORTFOLIO TURNOVER

         In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. A mutual fund with turnover in excess of 100% engages in a high volume of buying and selling, and likely will pay brokerage commissions and realize more taxable gains than a mutual fund with a lower turnover rate. High portfolio turnover rates also may result in the realization of substantial net short-term gains. Any such gains that you receive as a shareholder will be taxed as ordinary income for federal income tax purposes.

         The Fund expects to have a portfolio turnover rate of less than 100%. The Fund's practice of rebalancing the distribution of assets among the Underlying Funds may result in significant portfolio turnover rates because the Fund purchases and sells shares of the Underlying Funds in the process of rebalancing. The higher portfolio turnover rates among the Underlying Funds results in higher brokerage commissions and transition costs at the Underlying Fund level, and these costs are passed on to the Fund and its shareholders. Higher portfolio turnover rates may also result in significant capital gains and thus adverse tax consequences for shareholders of the Fund. The portfolio turnover rate of the Underlying Funds, however, has historically been low.

INDUSTRY CONCENTRATION

         The Health Care Fund will invest substantially all of its assets in healthcare-related companies because such companies make up the Dow Jones U.S. Health Care 100 Index. The Financial Services Fund will invest substantially all of its assets in banks and financial services companies because such companies make up the Dow Jones U.S. Financial 100 Index. The Tech Fund will invest substantially all of its assets in technology-based companies because such companies make up the PSE Technology Index. Accordingly, each of these Underlying Funds is subject to the risks associated with its respective sector and, to the extent, such sector or a portion thereof is considered a group of related industries, is concentrated. Moreover, because the composition of these indices changes from time to time, there may be periods in which the companies in a particular industry constitute more than 25% of one of these indices. Given their investment objectives and principal strategies, the Tech, Health Care and Financial Services Funds will not take any action to avoid such concentration. As a result, a relatively high percentage (i.e., more than 25%) of any such Underlying Fund's assets may be concentrated from time to time in stocks of issuers within a single industry or group of related industries. Such issuers may be subject to the same economic trends. Securities held by such Underlying Funds may therefore be more susceptible to any single economic, political, regulatory or industry-specific occurrence than the portfolio securities of many other investment companies. While the combination of these Underlying Funds in the Sector Growth Fund may counterbalance the effects of industry concentration, a downturn across all three indices should occur.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted a fundamental policy of investing all of its assets in the three Underlying Funds.

         Each Underlying Fund has adopted the following fundamental investment restrictions. An Underlying Fund may not:

         (1) Purchase more than 10% of the outstanding voting securities of an issuer or invest in a company to get control or manage it.

         (2) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). An Underlying Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Underlying Fund's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

         (3) Make loans, except that it may lend its portfolio securities. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

         (4) Underwrite the securities of other issuers, except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (5) Issue senior securities.

         (6) Purchase a security if, as a result, more than 10% of the value of the Underlying Fund's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within 7 days.

         (7) Invest in commodities, but the Underlying Fund may invest in futures contracts and options.

         (8) Purchase securities on margin or effect short sales of securities, except short sales "against the box" (but the Underlying Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options and futures transactions).

         (9) Buy or sell real estate, real estate limited partnerships, or oil and gas interests or leases, but the Underlying Fund may invest in real estate investment trusts.

         With respect to fundamental investment restriction (6) above, portfolio securities are classified by the Advisor as liquid or illiquid under the supervision of, and pursuant to guidelines established by, the Board of Directors of North Track. It is possible that the 10% limitation on illiquid securities could be exceeded as a result of a security which, although liquid at the time of purchase, later is classified by the Advisor as illiquid as a result of market conditions or developments with respect to the issuer. Under such circumstances the Board of Directors would investigate and consider all of the surrounding circumstances, would evaluate all available alternatives to bring the Underlying Fund back into compliance with the 10% limitation as soon as reasonably practicable, and would take appropriate action. However, the Underlying Fund would not necessarily be required immediately to dispose of illiquid securities until the 10% limitation is met if, in the judgment of the Board of Directors, it would not be in the best interests of the shareholders to do so. Disposing of illiquid investments potentially may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Underlying Fund to sell an illiquid security promptly at an acceptable price. The absence of a trading market can make it difficult to ascertain the market value for illiquid investments, and could require the Underlying Fund to employ special pricing procedures. Because the stocks acquired by the Underlying Fund are listed on the Nasdaq Stock Market, the New York Stock Exchange and the American Stock Exchange, the Underlying Funds do not anticipate any difficulty in maintaining adequate liquidity under normal market conditions.

         The 1940 Act currently places further restrictions on certain investments by each Underlying Fund, including: (a) subject to certain exceptions, the 1940 Act currently prohibits each Underlying Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of other investment companies in aggregate, or purchasing more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets; and (b) the SEC's limit on aggregate holdings of illiquid securities or securities with restrictions on resale is 15% of the Underlying Fund's net assets.

                            MANAGEMENT OF NORTH TRACK

DIRECTORS AND OFFICERS

         Under applicable law, the Board of Directors is responsible for management of North Track, and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Fund's and the Underlying Funds' investments, performance and expenses. The Board elects the officers of North Track, and hires the Fund's service providers, including the Fund's investment advisor and distributor of the Fund's shares, B.C. Ziegler and Company ("Ziegler"). The Board annually reviews and considers approval of the continuation the investment advisory agreement with Ziegler and the Fund's distribution plan, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of North Track's business. The policy of North

Track is that the majority of Board members are independent of Ziegler. The following table presents information about each director and officer of North
Track:

                                                                                                    NUMBER OF
                                                                              PRINCIPAL               NORTH            OTHER
                                                   TERM OF OFFICE           OCCUPATION(S)           TRACK FUNDS    DIRECTORSHIPS(2)
                               POSITION(S) HELD      AND LENGTH              DURING PAST             OVERSEEN          HELD BY
NAME, ADDRESS & AGE            WITH NORTH TRACK   OF TIME SERVED(1)           FIVE YEARS            BY DIRECTOR       DIRECTOR
-------------------            ----------------   -----------------         -------------           -----------    ----------------
INDEPENDENT DIRECTORS:
James G. De Jong                Director             Since 2001       President and Managing            10              None
11032 N. River Trail Road                                             Shareholder, O'Neil,
Mequon, WI 53092                                                      Cannon & Hollman S.C.
Birthdate: 10-18-51                                                   (law firm) since 1987.


Marcia L. Wallace               Director             Since 2001       Retired; Senior Vice              10              None
9247 Blind Pass Road                                                  President in Global Trust
Sarasota, FL 34242                                                    Services and Institutional
Birthdate: 12-2-47                                                    Custody, First Chicago
                                                                      NBD/Bank One from 1985 to
                                                                      1999.

Brian J. Girvan                 Director             Since 2003       Partner, Ascent Venture           10              None
6 Tucks Point Road                                                    Partners (venture capital
Manchester-by-the-Sea,                                                company) since August 2003;
MA 01944                                                              Chief Operating Officer and
Birthdate: 10-20-55                                                   Chief Financial Officer of
                                                                      Argo Global Capital, LLC
                                                                      (venture capital company)
                                                                      from 2001 to August 2003;
                                                                      Senior Vice President and
                                                                      Division Executive of Fidelity
                                                                      Investments from 1999 to 2001;
                                                                      Senior Vice President and Group
                                                                      CFO of Fidelity Investments
                                                                      from 1998 to 1999.

Cornelia Boyle                  Director             Since 2003       Retired since May 2003;           10              None
14 Twin Lake Villa Road                                               Executive Vice President and
New London, CT 03257                                                  Chief Operations Officer, AIG
Birthdate: 9-23-53                                                    SunAmerica Retirement Markets,
                                                                      Inc., from 2000 to May 2003;
                                                                      Executive Vice President,
                                                                      Strategic Marketing Mutual
                                                                      Fund Distributor and Transfer
                                                                      Agent, Fidelity Investments
                                                                      Institutional Services
                                                                      Company, from 1996 to 2000

                                                                                                    NUMBER OF
                                                                              PRINCIPAL               NORTH            OTHER
                                                   TERM OF OFFICE           OCCUPATION(S)           TRACK FUNDS    DIRECTORSHIPS(2)
                               POSITION(S) HELD      AND LENGTH              DURING PAST             OVERSEEN          HELD BY
NAME, ADDRESS & AGE            WITH NORTH TRACK   OF TIME SERVED(1)           FIVE YEARS            BY DIRECTOR       DIRECTOR
-------------------            ----------------   -----------------         -------------           -----------    ----------------

INTERESTED DIRECTORS AND OFFICERS:

John J. Mulherin(3)             Director             Since 2003       President and Chief Executive     10              None
250 E. Wisconsin Ave.                                                 Officer, The Ziegler Companies,
Milwaukee, WI 53202                                                   Inc. since February 2000;
Birthdate: 5-18-51                                                    Chief Administrative Officer
                                                                      at Villanova Capital (asset
                                                                      management group of Nationwide
                                                                      Insurance) from June 1999 to
                                                                      February 2000; President of
                                                                      National Financial Correspondent
                                                                      Services Company, (a clearing
                                                                      subsidiary of Fidelity
                                                                      Investments) from November 1997
                                                                      to December 1998.

David G. Stoeffel               President            Since 2003       Senior Vice President and        N/A              N/A
250 E. Wisconsin Ave.                                                 Director of Mutual Funds
Milwaukee, WI  53202                                                  Marketing and Administration,
Birthdate: 10-20-58                                                   Nomura Asset Management U.S.A.,
                                                                      Inc. since 1998; Eastern
                                                                      Division Manager for Brinson
                                                                      Funds/Funds Distributor from
                                                                      1997 to 1998.

Franklin P. Ciano               Chief Financial      Since 1996       Manager of North Track           N/A              N/A
250 E. Wisconsin Ave.           Officer and                           Operations, B.C. Ziegler and
Milwaukee, WI  53202            Treasurer                             Operations, B.C. Ziegler
Birthdate: 4-26-52

James L. Brendemuehl            Senior Vice          Since 1999       Vice President - Mutual Funds,   N/A              N/A
250 E. Wisconsin Ave.           President -                           B.C. Ziegler and Company since
Milwaukee, WI 53202             Sales                                 1995.
Birthdate: 2-23-46

John H. Lauderdale              Senior Vice          Since 1993       Wholesaler, B.C. Ziegler and     N/A              N/A
250 E. Wisconsin Ave.           President -                           Company since 1991.
Milwaukee, WI 53202             Marketing
Birthdate: 12-15-65

S. Charles O'Meara              Secretary            Since 2003       General Counsel, Senior Vice     N/A              N/A
250 E. Wisconsin Ave.                                                 President and Secretary, The
Milwaukee, WI 53202                                                   Ziegler Companies, Inc. and
Birthdate: 2-13-50                                                    B.C. Ziegler and Company.

                                                                                                    NUMBER OF
                                                                              PRINCIPAL               NORTH            OTHER
                                                   TERM OF OFFICE           OCCUPATION(S)           TRACK FUNDS    DIRECTORSHIPS(2)
                               POSITION(S) HELD      AND LENGTH              DURING PAST             OVERSEEN          HELD BY
NAME, ADDRESS & AGE            WITH NORTH TRACK   OF TIME SERVED(1)           FIVE YEARS            BY DIRECTOR       DIRECTOR
-------------------            ----------------   -----------------         -------------           -----------    ----------------
Michael T. Karbouski            Assistant            Since 2003       Vice President, Product          N/A              N/A
250 E. Wisconsin Ave.           Treasurer                             Manager, B.C. Ziegler &
Milwaukee, WI 53202                                                   Company, since 2000; prior
Birthdate: 3-3-1965                                                   thereto, Assistant Vice
                                                                      President, U.S. Bancorp
                                                                      Mutual Fund Services,
                                                                      1990 - 2000.

-------------------

(1) Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2) Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3) Mr. Mulherin is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is President and Chief Executive Officer of The Ziegler Companies, Inc.

BOARD COMMITTEES

         The standing committees of North Track's Board of Directors include an audit committee, a pricing committee and a governance (nominating) committee, all of which are comprised entirely of independent directors. The audit committee consists of Brian J. Girvan (chair) and Marcia L. Wallace. The governance committee consists of James G. DeJong (chair), Brian J. Girvan and Marcia L. Wallace. The pricing committee consists of Marcia L. Wallace (chair).

         The audit committee annually selects independent public accountants for the Fund and oversees the preparation of the Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Fund's financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee met three times during the fiscal year ended October 31, 2002. The audit committee has adopted a written charter.

         The governance committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" must be made and approved by the governance committee. The governance committee met one time during the fiscal year ended October 31, 2002.

         The pricing committee oversees the pricing policies and guidelines established by the Board of Directors and confers with management personnel of Ziegler on matters relating to the pricing of securities held by the Underlying Funds. The pricing committee met one time during the fiscal year ended October 31, 2002.

DIRECTOR OWNERSHIP OF FUND SHARES

         The table below sets forth the dollar range of shares of the North Track mutual funds owned by each director as of December 31, 2002 is listed below.

                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                            REGISTERED INVESTMENT COMPANIES
                              DOLLAR RANGE OF EQUITY                        OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR              SECURITIES IN THE FUND                             OF INVESTMENT COMPANY
----------------              ----------------------                        -------------------------------
James G. De Jong     $1-$10,000 (S&P 100 Plus)                                     $10,001-$50,000
                     $1-$10,000 (PSE Tech 100 Index)
                     $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                     $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                     None (Managed Growth)
                     None (Tax-Exempt)
                     None (Government)
                     None (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Sector Growth )(1)

Ralph J. Eckert(2)   $10,001-$50,000 (S&P 100 Plus)                                  Over $100,000
                     $40,001-$50,000 (PSE Tech 100 Index)
                     None (Dow Jones U.S. Health Care 100 Plus)
                     None (Dow Jones U.S. Financial 100 Plus)
                     $10,001-$50,000 (Managed Growth)
                     None (Tax-Exempt)
                     None (Government)
                     $10,001-$50,000 (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Sector Growth)(1)

Steven P. Kent(2)    None (S&P 100 Plus)                                                $1-$10,000
                     $1-$10,000 (PSE Tech 100 Index)
                     None (Dow Jones U.S. Health Care 100 Plus)
                     None (Dow Jones U.S. Financial 100 Plus)
                     None (Managed Growth)
                     None (Tax-Exempt)
                     None (Government)
                     None (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Sector Growth)(1)

                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                            REGISTERED INVESTMENT COMPANIES
                              DOLLAR RANGE OF EQUITY                        OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR              SECURITIES IN THE FUND                             OF INVESTMENT COMPANY
----------------              ----------------------                        -------------------------------
Marcia L. Wallace    None (S&P 100 Plus)                                           $10,001-$50,000
                     None (PSE Tech 100 Index)
                     $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                     None (Dow Jones U.S. Financial 100 Plus)
                     $1-$10,000 (Managed Growth)
                     None (Tax-Exempt)
                     None (Government)
                     None (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Sector Growth)(1)

Peter D. Ziegler(2)  Over $100,000 (S&P 100 Plus)                                    Over $100,000
                     Over $100,000 (PSE Tech 100 Index)
                     $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                     None (Dow Jones U.S. Financial 100 Plus)
                     $50,001-$100,000 (Managed Growth)
                     None (Tax-Exempt)
                     None (Government)
                     None (Cash Reserve)
                     $10,001-$50,000 (Wisconsin Tax-Exempt)
                     None (Sector Growth)(1)

John J. Mulherin(3)  $50,001-$100,000 (S&P 100 Plus)                                 Over $100,000
                     $10,001-$50,000 (PSE Tech 100 Index)
                     $10,001-$50,000 (Dow Jones U.S. Health Care 100 Plus)
                     $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                     None (Managed Growth)
                     None (Tax-Exempt)
                     None (Government)
                     $10,001-$50,000 (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Sector Growth)(1)

Brian J. Girvan(4)   None (S&P 100 Plus)                                                      None
                     None (PSE Tech 100 Index)
                     None (Dow Jones U.S. Health Care 100 Plus)
                     None (Dow Jones U.S. Financial 100 Plus)
                     None (Managed Growth)
                     None (Tax-Exempt)
                     None (Government)
                     None (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Sector Growth)(1)

Cornelia Boyle(5)    None (S&P 100 Plus)                                                      None
                     None (PSE Tech 100 Index)
                     None (Dow Jones U.S. Health Care 100 Plus)
                     None (Dow Jones U.S. Financial 100 Plus)
                     None (Managed Growth)
                     None (Tax-Exempt)
                     None (Government)
                     None (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Sector Growth)(1)

         No director who is not an interested person of North Track, or his or her immediate family members, owned beneficially or of record, as of December 31, 2002, any securities of Ziegler or of any person controlling, controlled by or under common control with Ziegler.

------------------

(1)      The Sector Growth Fund had not commenced operations as of December 31,
         2002.

(2)      His service as a director ended as of August 2003.

(3)      Mr. Mulherin became a director in January 2003.

(4)      Mr. Girvan became a director in February 2003.

(5)      Ms. Boyle became a director in December 2003.

DIRECTOR COMPENSATION

         North Track pays the compensation of the directors who are not officers, directors or employees of Ziegler. North Track may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each mutual fund series of North Track pays a proportionate amount of these expenses based on its total assets.

         The table below shows fees paid to directors of North Track for the fiscal year ended October 31, 2002.

                                                                 PENSION OR                                TOTAL
                                                                 RETIREMENT                           COMPENSATION FROM
                                                              BENEFITS ACCRUED                          NORTH TRACK
  NAME OF PERSON AND                                             AS PART OF       ESTIMATED ANNUAL      FUND COMPLEX
    POSITION WITH             COMPENSATION FROM                  NORTH TRACK       BENEFITS UPON       (10 FUNDS) PAID
     NORTH TRACK            NORTH TRACK (BY FUND)                  EXPENSES         RETIREMENT           TO DIRECTORS
  ------------------        ---------------------             ----------------    ----------------    -----------------
James G. De Jong        $4,094.04 (S&P 100 Plus)                       -0-               -0-             $17,500
                        $6,355.72 (PSE Tech 100 Index)
                        $  360.27 (Dow Jones U.S.
                                  Health Care 100 Plus)
                        $  286.58 (Dow Jones U.S.
                                  Financial 100 Plus)
                        $  521.81 (Managed Growth)
                        $  621.07 (Tax-Exempt)
                        $  538.61 (Government)
                        $3,562.08 (Cash Reserve)
                        $  942.59 (Wisconsin Tax-Exempt)
                        $  217.23 (Achievers)
                        $    0.00 (Sector Growth)1

                                                                 PENSION OR                                TOTAL
                                                                 RETIREMENT                           COMPENSATION FROM
                                                              BENEFITS ACCRUED                          NORTH TRACK
  NAME OF PERSON AND                                             AS PART OF       ESTIMATED ANNUAL      FUND COMPLEX
    POSITION WITH             COMPENSATION FROM                  NORTH TRACK       BENEFITS UPON       (10 FUNDS) PAID
     NORTH TRACK            NORTH TRACK (BY FUND)                  EXPENSES         RETIREMENT           TO DIRECTORS
  ------------------        ---------------------             ----------------    ----------------    -----------------
Ralph J. Eckert(2)      $4,094.04 (S&P 100 Plus)                       -0-               -0-             $17,500
                        $6,355.72 (PSE Tech 100 Index)
                        $  360.27 (Dow Jones U.S.
                                  Health Care 100 Plus)
                        $  286.58 (Dow Jones U.S.
                                  Financial 100 Plus)
                        $  521.81 (Managed Growth)
                        $  621.07 (Tax-Exempt)
                        $  538.61 (Government)
                        $3,562.08 (Cash Reserve)
                        $  942.59 (Wisconsin Tax-Exempt)
                        $  217.23 (Achievers)
                        $    0.00 (Sector Growth)1

Steven P. Kent(2)       $4,094.04 (S&P 100 Plus)                       -0-               -0-             $17,500
                        $6,355.72 (PSE Tech 100 Index)
                        $  360.27 (Dow Jones U.S.
                                  Health Care 100 Plus)
                        $  286.58 (Dow Jones U.S.
                                  Financial 100 Plus)
                        $  521.81 (Managed Growth)
                        $  621.07 (Tax-Exempt)
                        $  538.61 (Government)
                        $3,562.08 (Cash Reserve)
                        $  942.59 (Wisconsin Tax-Exempt)
                        $  217.23 (Achievers)
                        $    0.00 (Sector Growth)2

Marcia L. Wallace       $4,094.04 (S&P 100 Plus)                       -0-               -0-             $17,500
                        $6,355.72 (PSE Tech 100 Index)
                        $  360.27 (Dow Jones U.S.
                                  Health Care 100 Plus)
                        $  286.58 (Dow Jones U.S.
                                  Financial 100 Plus)
                        $  521.81 (Managed Growth)
                        $  621.07 (Tax-Exempt)
                        $  538.61 (Government)
                        $3,562.08 (Cash Reserve)
                        $  942.59 (Wisconsin Tax-Exempt)
                        $  217.23 (Achievers)
                        $    0.00 (Sector Growth)2

                                                                 PENSION OR                                TOTAL
                                                                 RETIREMENT                           COMPENSATION FROM
                                                              BENEFITS ACCRUED                          NORTH TRACK
  NAME OF PERSON AND                                             AS PART OF       ESTIMATED ANNUAL      FUND COMPLEX
    POSITION WITH             COMPENSATION FROM                  NORTH TRACK       BENEFITS UPON       (10 FUNDS) PAID
     NORTH TRACK            NORTH TRACK (BY FUND)                  EXPENSES         RETIREMENT           TO DIRECTORS
  ------------------        ---------------------             ----------------    ----------------    -----------------
Peter D. Ziegler(2)     $4,094.04 (S&P 100 Plus)                       -0-               -0-             $17,500
                        $6,355.72 (PSE Tech 100 Index)
                        $  360.27 (Dow Jones U.S.
                                  Health Care 100 Plus)
                        $  286.58 (Dow Jones U.S.
                                  Financial 100 Plus)
                        $  521.81 (Managed Growth)
                        $  621.07 (Tax-Exempt)
                        $  538.61 (Government)
                        $3,562.08 (Cash Reserve)
                        $  942.59 (Wisconsin Tax-Exempt)
                        $  217.23 (Achievers)
                        $    0.00 (Sector Growth)2

John J. Mulherin(3)     -0-                                            -0-               -0-               -0-

Brian J. Girvan(4)      -0-                                            -0-               -0-               -0-

Cornelia Boyle(5)       -0-                                            -0-               -0-               -0-

------------------------
(1)      The Sector Growth Fund had not commenced operations as of December 31,
         2002.

(2)      Service as a director ended as of August 2003.

(3) Mr. Mulherin became a director as of January 2003. Mr. Mulherin will not receive compensation as a director of North Track because he is an officer and director of Ziegler.

(4)      Mr. Girvan became a director in February 2003.

(5)      Ms. Boyle became a director in December 2003.


MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS

                  No director who is not an interested person of North Track, or immediate family member of that director, has had, during the two most recently completed calendar years, a direct or indirect interest in Ziegler or Geneva Capital Management, Ltd. ("Geneva Capital"), the sub-advisor to the Managed Growth Fund, or in any person directly or indirectly controlling, controlled by or under common control with Ziegler or Geneva Capital exceeding $60,000. In addition, no director who is not an interested person of Ziegler or Geneva Capital, or any immediate family members of that director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was North Track; an officer of North Track; an investment company or an officer of an investment company having Ziegler or Geneva Capital as its investment advisor or principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by or under common control with Ziegler or Geneva Capital. No director who is not an interested person of North

Track, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

CODES OF ETHICS

         Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with North Track or Ziegler, who has knowledge of portfolio securities trades that the Underlying Funds and other mutual fund series of North Track (collectively, the "North Track funds") make or intend to make, to use that information in a manner that benefits that person and/or harms the Fund and such other North Track funds. To protect against such conduct, North Track and Ziegler have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of North Track's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the North Track's securities trades cannot use that information in a manner which is detrimental to the Fund or other North Track funds and/or which benefits the person.

PROXY VOTING POLICIES

         Proxy voting policies adopted by North Track are attached to this Statement of Additional Information as Appendix A. These proxy voting policies describe the procedures used by North Track to determine how to vote proxies.

ELIMINATION OF SALES LOADS FOR AFFILIATES

         Class A shares of the Fund may be purchased at net asset value (that is, without a front-end sales charge) by directors and officers of North Track (including shares purchased by any such person's spouse, children or grandchildren under age 21, and by employees of Ziegler and Geneva Capital, and the trustee or custodian under any pension or profit-sharing plan established for the benefit of any such employees. Non-employee directors of The Ziegler Companies, Inc. also may purchase Class A shares of the Fund without a sales charge. The term "employees" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees. North Track permits such persons to purchase Class A shares of each Fund without a sales charge because of the minimum sales effort to accommodate these persons. The elimination of the sales load for these affiliates also encourages them to invest in North Track and rewards them for their services to North Track.

THE INVESTMENT ADVISOR

         Pursuant to the terms of an Investment Advisory Agreement, Ziegler provides the Fund with overall investment advisory services. Subject to such policies as the North Track Board of Directors may determine, Ziegler makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly-held financial services holding company.

         The advisory agreement pursuant to which the Advisor is retained by the Fund provides for compensation to the Advisor (computed daily and paid monthly) equal to 0.10% of the Fund's average daily net assets.

         In July 2003, the Board of Directors approved the Investment Advisory Agreement with Ziegler for the Fund. The primary factors that the Board considered in its decision to approve the advisory agreement were: the scope and quality of the services provided; the advisory fees and fee structure for the Fund generally and in comparison to those of other similar funds; and the availability, cost and value of alternative means of obtaining such services. The Board concluded that Ziegler has considerable investment management experience and adequate personnel and other resources, and the advisory fees and expense ratios of the Fund were not significantly higher than other similar funds.

         The Advisor also provides the Underlying Funds with investment advisory services. Pursuant to the advisory agreement between the Advisor and the Underlying Funds, the Underlying Funds compensate the Advisor at annual rates based on each Underlying Fund's average daily net assets as follows:

         DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                  First $100 million in assets             0.55 of 1%
                  Next $400 million in assets              0.50 of 1%
                  Assets over $500 million                 0.45 of 1%

         DOW JONES U.S. FINANCIAL 100 PLUS FUND

                  First $100 million in assets             0.55 of 1%
                  Next $400 million in assets              0.50 of 1%
                  Assets over $500 million                 0.45 of 1%

         PSE TECH 100 INDEX FUND

                  First $50 million in assets              0.50 of 1%
                  Next $200 million in assets              0.30 of 1%
                  Next $250 million in assets              0.25 of 1%
                  Assets over $500 million                 0.20 of 1%

ACCOUNTING/PRICING SERVICES

         In addition to serving as investment advisor, Ziegler provides certain accounting and pricing services to North Track, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, North Track. Ziegler has agreed to provide these services pursuant to the terms of an Accounting/Pricing Agreement at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per Fund per year is 0.05% of the Fund's total assets of less than $100 million, 0.03% of the Fund's total assets of $100 million or more but less than $200 million, and .01% of the Fund's total assets of $200 million to $500,000, with a minimum fee of $13,000 per fund per year, plus expenses. There is no additional charge for assets over $500,000.

         The Accounting/Pricing Agreement will continue in effect from year to year, as long as it is approved at least annually by North Track's Board of Directors or by a vote of the outstanding voting securities of North Track and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

ADMINISTRATIVE SERVICES

         Ziegler also provides certain administrative services to the Fund, including the following:

         o Maintain and retain all of North Track's charter documents and the filing of all documents required to maintain North Track's status as a Maryland corporation and as a registered open-end investment company;

         o Arrange and prepare and disseminate all materials for meetings of North Track's Board of Directors and committees thereof and review and retain all minutes and other records thereof;

         o Prepare and, subject to approval of North Track's Chief Accounting Officer, disseminate North Track's and the Fund's quarterly financial information to North Track's Board of Directors and prepare such other reports relating to the business and affairs of North Track and the Fund as the officers and North Track's Board of Directors may from time to time reasonably request;

         o Administer North Track's Code of Ethics and periodic reporting to North Track's Board of Directors concerning compliance therewith by persons who are "Access Persons" (as that term is defined in said Code of Ethics);

         o Provide internal legal, compliance, audit, and risk management services and periodic reports to North Track's Board of Directors with respect to such services;

         o Prepare or manage the preparation of responses to all inquiries by regulatory agencies, the press, and the general public concerning the business and affairs of North Track, including the oversight of all periodic inspections of the operations of North Track and its agents by regulatory authorities and responses to subpoenas and tax levies;

         o Handle and resolve any complaints registered with North Track by shareholders, regulatory authorities and the general public;

         o Monitor and arrange for the monitoring of legal, tax, regulatory, and industry developments related to the business affairs of North Track and communicate such developments to North Track's officers and Board of Directors as they may reasonably request or as the Administrator believes appropriate;

         o Administer operating policies of North Track and recommend to North Track's officers and Board of Directors modifications to such policies to facilitate the protection of the shareholders or market competitiveness of North Track and the Fund and to the extent necessary to comply with new legal or regulatory requirements;

         o Respond to surveys conducted by third parties and report the Fund's performance and other portfolio information;

         o File claims, monitor class actions involving portfolio securities, and handling administrative matters in connection with the litigation or settlement of such claims with respect to the Fund;

         o Facilitate and assist communication with beneficial owners of Fund shares by brokers and other service providers who own shares in street name;

         o Maintain and pay membership fees associated with the Fund's membership in the Investment Company Institute for so long as the

                  Board of Directors deems it advisable and appropriate to maintain such membership;

         o Maintain the Fund's books and records, (other than financial or accounting books and records maintained by any accounting services agent and such records maintained by the Fund's custodian or transfer agent);

         o        Oversee the Fund's insurance relationships;

         o Prepare for the Fund (or assist counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Fund's shareholders and Directors and reports to and other filings with the Securities and Exchange Commission and other governmental agency (the Fund agreeing to supply or cause to be supplied to the Advisor all necessary financial and other information in connection with the foregoing);

         o Prepare such applications and reports as may be necessary to register or maintain the Fund's registration and/or the registration of the shares of the Funds under the securities or "blue sky" laws of the various states selected by the Fund's Distributor (a Fund or Funds agreeing to pay all filing fees or other similar fees in connection therewith);

         o Respond to all inquiries or other communications of shareholders, if any, which are directed to the Advisor, or if any such inquiry or communication is more properly to be responded to by the Fund's custodian, transfer agent or accounting services agent, oversee their response thereto;

         o Oversee all relationships between the Fund and its custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; and

         o Authorize and direct any of the Advisor's directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected.

         Ziegler provides these services pursuant to the terms of an Administration Agreement between it and North Track. The Fund pays Ziegler compensation for providing these services at the rate of 0.10% of the Fund's average daily net assets. The Administration Agreement will continue in effect with respect to the Fund from year to year provided North Track's Board of Directors, including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of North Track, approve such continuance with respect to the Fund. Either party may terminate the Administration Agreement with respect to the Fund at any time on not less than sixty (60) days prior writ-ten notice. The Administration Agreement provides that the Administrator shall not be liable to North Track or the Fund for any action taken or thing done by it in good faith and without negligence or misconduct on its part or on the part of any of its subcontractors or agents. North Track must indemnify and hold the Administrator harmless from any and all claims, actions, suits, losses, costs, damages and expenses (including reasonable expenses for counsel) that it incurs in connection with any action or omission by it or its employees, agents or subcontractors in the performance of their duties under the Administration Agreement, unless such act or omission constitutes negligence, misconduct, willful misfeasance, bad faith or reckless disregard.

OTHER SERVICES PROVIDED BY ZIEGLER

         Ziegler also serves as the principal Distributor of shares of the Fund and receives commissions on sales of such shares. See "Purchase of Shares." In addition, Ziegler receives reimbursement from the Fund for certain expenses Ziegler incurs in connection with distributing the Fund's shares pursuant to the Distribution Plan adopted by the Fund under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

CUSTODIAN SERVICES

         Union Bank of California serves as the custodian of North Track's assets, pursuant to a Custodian Servicing Agreement. The Custodian is responsible for holding and safekeeping of the Fund's assets.

TRANSFER AGENT SERVICES

         PFPC Inc. provides transfer agent and dividend disbursing services to the Fund.

                               PURCHASE OF SHARES

         As the principal Distributor for the Fund, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between North Track and Ziegler continues from year to year if it is approved annually by North Track's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days' notice and will automatically terminate if assigned.

CLASS A SHARES

         The public offering price of the Fund's Class A shares is the net asset value plus a maximum front-end sales charge equal to a percentage of the offering price. The maximum front-end sales charge is 5.25% of the offering price.

         Class A shares of the Fund may be purchased by certain classes of persons without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Di-rectors believes this is appropriate because of the minimal sales effort needed to accommodate these classes of persons.

         Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which: (1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of one or more of the Fund at a discount; (3) has more than 10 members; (4) is available to arrange for group meetings between representatives of the Distributor or Selected Dealers distributing shares of the Fund; and (5) agrees to include sales and other materials related to North Track in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchasing Shares - Reduced Front-End Sales Charge" in the Prospectus.

CLASS B SHARES

         You may purchase Class B shares of the Fund. The public offering price of Class B shares is net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the current net asset value or original cost) if the Class B shares are redeemed within six years after purchase. The Class B shares automatically convert to Class A shares after eight years. See "How to Purchase Shares" in the Prospectus.

CLASS C SHARES

         You may purchase Class C shares in the Fund. The public offering price for Class C shares is the net asset value with no front-end sales charge. However, if you redeem Class C shares which you have held for less than 18 months, you must pay a contingent deferred sales charge in an amount equal to 1.00% of the lesser of the current net asset value at the time of redemption or the original cost for your shares. See "How to Purchase Shares" in the Prospectus.

DEALER REALLOWANCES

         The Distributor pays a reallowance to Selected Dealers out of the front-end sales load it receives on sales of Class A shares of the Fund, which reallowance is equal to the following percentage of the offering price of such shares:

                                               DEALER REALLOWANCE
                                               ------------------
SIZE OF INVESTMENT
------------------
Less than $25,000                                     4.50%
$25,000 but less than $50,000                         4.25%
$50,000 but less than $100,000                        4.25%
$100,000 but less than $250,000                       3.25%

$250,000 but less than $500,000                       2.50%
$500,000 but less than $1,000,000                     1.80%
For purchases of $1,000,000 or more:
         First $1,000,000                             0.50%
         Next $2,000,000                              0.35%
         Amounts in excess of $3,000,000              0.10%


         In addition, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs, and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealer Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

         The Distributor may make the following payments, out of its own funds, to Selected Dealers when Class A shares are purchased without a front-end sales charge as follows:

         o Up to 0.75% of the amount invested through the Selected Dealer when at least $1 million of shares are purchased.

         o Up to 0.75% of the amount invested through the Selected Dealer by a pension, profit sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue that also purchased shares of a North Track mutual fund prior to July 1, 1998.

         The Distributor will pay a commission to Selected Dealers who sell Class B shares of the Fund in an amount equal to 4.00% of the net asset value of the shares sold.

         The Distributor will pay a commission to Selected Dealers who sell Class C shares of the Fund in an amount equal to 1.00% of the net asset value of the shares sold.

                              DISTRIBUTION EXPENSES

         North Track's Distribution Plan (the "Plan") is its written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

         The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of North Track's shares (such as sale or placement of North Track's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Fund, to pay for sales literature and other promotional material, and to make payments to its sales personnel. The Plan also entitles the Distributor to receive a fee of 0.25% on an annual basis of the average daily net assets of Fund shares that are owned of record by the Distributor as nominee for the Distributor's customers or which are owned by those customers of the Distributor whose records, as maintained by North Track or its agent, designate the Distributor as the customer's dealer of record. Any such payments to qualified recipients or expenses will be reimbursed or paid by North Track, up to maximum annual amounts established under the terms of the Plan.

CLASS A SHARES

         The maximum amount of fees payable under the Plan during any calendar year with respect to Class A shares of the Fund may not exceed an amount equal to 0.25% of the average daily net assets of the Fund over the relevant year.

CLASS B AND CLASS C SHARES

         The maximum amount of fees payable under the Plan during any calendar year by the Fund with respect to its outstanding Class B and Class C shares may not exceed an amount equal to 1.00% of the average daily net assets of the Fund over the relevant year which are attributable to such shares. A part of the distribution fee equal to 0.75% of the average daily net assets of the Fund will be paid to compensate the Distributor for assuming the costs of brokers' commissions in connection with the sale of the Class B and Class C shares.

         The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

         The Plan states that if and to the extent that any of the payments by North Track listed below are considered to be "primarily intended to result in the sale of shares" issued by the Fund within the meaning of the Rule, such payments by North Track are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of North Track or other funds or other investments; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of North Track's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of North Track and or their shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of North Track's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

         The Plan also states that it is recognized that the costs of distribution of North Track's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisor are dependent primarily on the advisory fees paid by North Track to Ziegler. If and to the extent that any investment advisory fees paid by North Track might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by North Track, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which North Track is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

         Under the Plan, North Track is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing North Track's shares or providing administrative assistance to North Track or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

         The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

         The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of North Track or by the vote of a majority of the outstanding shares of such Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of North Track is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

         Ziegler may also make payments from its own resources to selected broker dealers or institutions that are instrumental in the acquisition of shareholders for the Fund or that perform recordkeeping or other services with respect to shareholder accounts. The amount of such payments may be affected by, among other things, total sales, net sales, levels of redemptions and participation in marketing efforts and programs. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined by Ziegler from time to time.

                   DETERMINATION OF NET ASSET VALUE PER SHARE

         Shares are sold at their net asset value per share plus the applicable sales charge, if any. See "Purchase of Shares." Net asset value per share of the Fund is determined by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

         The Fund will calculate its net asset value per share as of the close of trading on the New York Stock Exchange (the "Exchange") at least once every weekday, Monday through Friday, except on customary national business holidays which result in the closing of the Exchange (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or on any other day when the Exchange is closed.

         Securities for which market quotations are readily available will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid price or above the ask price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the Exchange; if the last prior sale price is above the ask price, the instrument will be valued at the ask price at the close of the Exchange. Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. The Fund intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors. Valuations of portfolio securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers.

                             PERFORMANCE INFORMATION

         From time to time the Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of the Fund refers to the average annual total return for one, five and ten year periods (or so much thereof as the Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

AVERAGE ANNUAL TOTAL RETURN

         Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or so much thereof as the Fund has been in existence) ended on the date of the balance sheet of the respective Fund (each of which balance sheets are incorporated by reference into this Statement of Additional Information - See "Financial Statements") that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                            P ( 1 + T ) = ERV

Where:

         P     =  a hypothetical initial payment of $1,000
         T     =  average annual total return
         n     =  number of years
         ERV   =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

         In some circumstances the Fund may advertise its total return for a 1, 2 or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the time period for which the information is provided.

         For illustrative purposes, the Fund may include in its supplemental sales literature from time to time a mountain graph that advertises the Fund's total return by depicting the growth in the value of an initial investment of $100, $1,000 or $10,000 that a shareholder would have experienced in the relevant Fund since the commencement of the Fund's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the commencement of the Fund's operations through a given date reflected along a horizontal axis.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

         Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10- year periods (or for the periods a Fund has been in operation) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending value, according to the following formula:

                                       n
                            P ( 1 + T ) = ATV
                                             D

         Where:

         P       =  a hypothetical initial payment of $1,000
         T       =  average annual total return (after taxes on distributions).
         n       =  average number of years
         ATVD    =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

         The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The Fund's average annual total return after taxes on distributions and redemption of shares is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                       n
                            P ( 1 + T ) = ATV
                                             DR

         Where:

         P       = a hypothetical initial payment of $1,000
         T       = average annual total return (after taxes on distributions and redemption).
         n       = number of years
         ATVDR   = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods (or fractional portion), after taxes on fund distributions and redemption

         The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.

         If a Fund advertises a total return after taxes for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations, the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

YIELD

         Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                             _             6       _
                            |   a - b     )         |
                  Yield = 2 |   ----- + 1 )    - 1  |
                            |_   cd       )        _|

Where:

         a =   dividends and interest earned during the period.
         b =   expenses accrued for the period (net of reimbursements).
         c =   the average daily number of shares outstanding during the
               period that were entitled to receive dividends.
         d =   the maximum offering price per share on the last day of the period.

         When advertising yield, a Fund will not advertise a one-month or 30-day period which ends more than 45 days before the date the advertisement is published.

         Performance information for the Fund may be compared to various unmanaged indices, such as the S&P 500 Index, the S&P 100 Index, as well as indices of similar mutual funds. The Fund's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc. ("Lipper"), or Weisenberger Investment Companies Service.

         An illustration may be used comparing the growth in value of an initial investment in the Fund compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Fund's sales charge and fluctuations in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation.

         In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. Comparison of the Fund to an alternative investment will consider differences in features and expected performance.

         All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which North Track generally believes to be accurate. The Fund may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, North Track assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Fund or North Track include, but are not limited to, the following:

Bloomberg Wealth Manager               Los Angeles Times
The Business Journal                   Milwaukee Journal Sentinel
Business Week                          Money
Changing Times                         Mutual Fund Letter
Chicago Tribune                        Mutual Fund Values (Morningstar)
Chicago Sun-Times                      Newsweek
Crain's Chicago Business               The New York Times
Consumer Reports                       Pension and Investments
Consumer Digest                        Personal Investor
Financial Advisor                      Stanger Reports
Financial World                        Time
Forbes                                 USA Today
Fortune                                U.S. News and World Reports
Investor's Daily                       The Wall Street Journal

         When a newspaper, magazine or other publication mentions North Track or the Fund, such mention may include: (i) listings of some or all of the Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information or similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of North Track or a portfolio manager's economic and market outlook, in general and for a Fund.

         The performance of the Fund may be compared to any stock index, average or grouping, including without limitation any of the following indexes or averages:

         Dow Jones U.S. Total Market Index              New York Stock Exchange Composite Index
         Dow Jones Industrial Average                   American Stock Exchange Composite Index
         Russell 2000 Small Stock Index                 Nasdaq Composite
         Russell Mid-Cap Stock Index                    Nasdaq Industrials
         Russell 1000 Stock Index                       Nasdaq 100 Index
         Russell 2500 Index                             Dow Jones U.S. Healthcare Index
         Standard & Poor's 500 Stock Index              Dow Jones U.S. Financial Index
         Standard & Poor's 400 Industrials              (These indexes generally reflect the performance
         Standard & Poor's Mid-Cap 400 Index            of stock traded in the indicated markets.)
         Wilshire 5000
         Wilshire 4500
         Wilshire 4000
         (These indexes are widely recognized
         indicators of general U.S. stock market
         results.)

         The performance of the Fund may also be compared to any mutual fund index or average, including without limitation any of the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Mid-Cap Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

         The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and by Morningstar, Inc. ("Morningstar"), respectively. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, a Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (as computed by Morningstar) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risks, or both.

         To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The A Fund may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by North Track to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stock (small-capitalization, large-capitalization, or both).

                                   TAX STATUS

         Each series of a series company, such as North Track, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.

         The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. Among such requirements is the requirement that at least 90% of the Fund's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. In addition, the Fund must distribute at least 90% of its taxable income (including short-term realized gains on the sale of securities in addition to interest, dividend and other income) and, is subject to a 4% federal excise tax if it fails to distribute at least 98% of its ordinary income and 98% of its net capital gains earned or realized during a calendar year. The Fund plans to distribute its income and capital gains so as to avoid the excise tax. The Fund is subject to the further limitation that, with respect to 50% of its assets, no more than 5% of its assets may be invested in the securities of any one issuer and the Fund may not hold more than 10% of the outstanding voting securities of such issuer. Finally, the Fund may not invest more than 25% of its assets in securities (other than Government securities or securities of other regulated investment companies) of any one issuer or two or more affiliated issuers in the same or similar businesses or in related businesses.

         A portion of the Fund's net investment income may qualify for the 70% dividends received deduction for corporations. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Fund for the year.

         Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 30% backup Federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if one of the Funds is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of November 25, 2003, no person controlled North Track or the Fund, and the officers and directors of North Track as a group owned less than 1% of the outstanding shares of the Fund, and of each class of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchase and sale orders for portfolio securities by the Underlying Funds may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between North Track and the broker.

         Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. North Track may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. In addition, if the Advisor or an affiliate is utilized as a broker by North Track, and other clients of the Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by it to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to the Underlying Funds.

         Where more than one broker or dealer is believed to be capable of providing a combination of best net price and execution with respect to a particular portfolio transaction, the Advisor often selects a broker or dealer that has furnished it with investment research products or services such as: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; or services of economic and other consultants. Information so received will enable the Advisor to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of the Advisor other than the Underlying Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such selections are not made pursuant to any agreement or understanding with any of the brokers or dealers. However, the Advisor does in some instances request a broker to provide a specific research or brokerage product or service which may be proprietary to the broker or produced by a third party and made available by the broker and, in such instances, the broker in agreeing to provide the research or brokerage product or service frequently will indicate to the Advisor a specific or minimum amount of commissions which it expects to receive by reason of its provision of the product or service. The Advisor does not agree with any broker to direct such specific or minimum amounts of commissions; however, the Advisor maintains an internal procedure to identify those brokers who provide it with research products or services and the value of such products or services, and the Advisor endeavors to direct sufficient commissions on client transactions to ensure the continued receipt of research products or services the Advisor feels are useful.

         North Track does not believe the Underlying Funds pay brokerage commissions higher than those obtainable from other brokers in return for research or brokerage products or services provided by brokers. Research or brokerage products or services provided by brokers may be used by the Advisor in servicing any or all of its clients, and such research products or services may not necessarily be used by the Advisor in connection with client accounts which paid commissions to the brokers providing such product or service.

         For particular transactions, the Underlying Funds may pay higher commissions to brokers than might be charged if a different broker had been selected, if, in the Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid is reviewed periodically by North Track's Board of Directors.

         The Advisor may direct portfolio transactions for the Underlying Funds to other broker-dealers under arrangements in which a portion of the commissions paid to such broker-dealers by an Underlying Fund are returned to that Underlying Fund and used to pay some of that Underlying Fund's expenses. The allocation of transactions to such broker-dealers will only be made if it is consistent with "best execution."

         The Funds execute program trades on a regular basis. Over-the-counter stocks may be part of these program trades. As a result, those stocks may be traded with an agent rather than a market maker, which may result in higher commissions.


                        COUNSEL AND INDEPENDENT AUDITORS

         Deloitte & Touche LLP, is independent auditors to the Fund.

         Quarles & Brady LLP, as counsel to North Track, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.

NORTH TRACK FUNDS, INC.               TRANSFER AND DIVIDEND DISBURSING AGENT

     1-800-826-4600                        PFPC Inc.
                                           760 Moore Road
     250 East Wisconsin Avenue             King of Prussia, Pennsylvania 19406
     Suite 2000
     Milwaukee, Wisconsin 53202       CUSTODIAN

INVESTMENT ADVISOR                         Union Bank of California
                                           475 Sansome Street
     B.C. Ziegler and Company              San Francisco, California 94111
     250 East Wisconsin Avenue
     Suite 2000                       COUNSEL
     Milwaukee, Wisconsin 53202
                                           Quarles & Brady LLP
DISTRIBUTOR                                411 East Wisconsin Avenue
                                           Milwaukee, Wisconsin 53202
     B.C. Ziegler and Company
     250 East Wisconsin Avenue        AUDITOR
     Suite 2000
     Milwaukee, Wisconsin 53202            Deloitte & Touche LLP
                                           180 North Stetson Avenue
ACCOUNTING/PRICING AGENT                   Chicago, Illinois 60601

     B.C. Ziegler and Company
     215 North Main Street
     West Bend, Wisconsin 53095

                                   APPENDIX A

                             NORTH TRACK FUNDS, INC
                      PROXY VOTING POLICIES AND PROCEDURES
                            (ADOPTED AS OF JULY 2003)

                                  INTRODUCTION

North Track Funds, Inc. (the "Funds") has adopted these Proxy Voting Policies and Procedures pursuant Investment Company Act Release IC-25922 ("Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies"). The Release, among other things, amended Items 13 and 22 of Form N-1A. New Item 13(f) requires each mutual fund to describe or include in its statement of additional information the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders and those of the fund's investment adviser, principal underwriter or an affiliated person of the adviser or underwriter.

                         GENERAL POLICIES AND PROCEDURES

The Funds are managed to maximize shareholder value consistent with the Funds' investment objectives and policies. The Funds buy, hold and sell securities in pursuit of this goal. The Funds also exercise their rights as shareholders, including their voting rights, in the companies in which they invest in furtherance of this goal. The Funds take their voting rights seriously as they believe such rights are significant assets of the Funds. How the Funds vote on matters submitted to them in their capacity as shareholders of companies in their portfolio can have an impact on shareholder value.

The Funds typically invest in companies due, in part, to the strength, experience, quality and depth of their management. Management is entrusted with the day-to-day operations of a company, and a company's board of directors is responsible for long-range and other strategic planning decisions and corporate oversight. The Funds do not and cannot micromanage the companies in which they invest. While the Funds remain confident in the capabilities and motivations of a company's management (including its board of directors), the Funds will give considerable deference to the view of management with regard to matters submitted to a vote of shareholders. As a result, the Funds will frequently vote in a manner consistent with management's recommendations.

The Funds believe sound corporate governance adds value to shareholders of companies. The Funds will generally support matters which promote the following corporate governance objectives: accountability of a company's management and board of directors to its shareholders; close alignment of the interests of management with those of shareholders; protection of shareholder rights, including voting rights; and accurate, understandable and timely disclosure of material information about a company's operations and financial performance.

                                SPECIFIC MATTERS

Specific matters of concern to the Funds include election of directors, equity-based compensation, corporate structure and shareholder rights, takeover deterrents and defense mechanisms, and social policy issues and shareholder proposals. The Funds will generally disfavor any matter that in its view is not in the best interests of a company's shareholders and particularly their interest in the creation of value for their shares. The Funds will also not generally approve any matter that weakens the accountability of a company's management to shareholders, potentially skews the alignment of the interests of management with those of shareholders, abridges shareholder rights, deters legitimate change of control transactions or has a potential adverse economic effect on a company. The Funds will also vote against management's nominees for election as directors and other management recommendations if the Funds believe that management, including the board of directors, is failing to serve the best interests of their companies' stockholders.

Election of Directors. The Funds support a board of directors consisting of a majority of independent directors. The Funds also support the annual election of the entire board of directors. The Funds will generally resist efforts to create a staggered or classified board. The Funds will generally support attempts to de-classify existing Boards. The Funds also generally favor cumulative voting in the election of directors because it increases the shareholders' rights to effect change in the management of a company. However, other protections, such as a nominating committee comprised entirely of independent directors and a board consisting of a majority of independent directors, may make cumulative voting less important. The Funds also support the ability of shareholders to remove directors with or without cause and to fill vacancies on the board. In voting to elect or withhold support for a nominee to a company's board, the Funds will consider the experience and likely contribution of the nominee to the board and any committees of the board and his or her knowledge of the company and its industry.

Ratification of Independent Accountants. In considering whether to ratify the selection of independent accountants, the Funds will take into account the reputation of the accounting firm and the services it has or can provide to the company, and any other relationships it may have with the company, the company's board or its audit committee.

Equity-Based Compensation. The Funds believe that properly designed equity-based compensation plans, including stock option plans, can effectively align the interests of shareholders with those of management and key employees. The Funds are generally opposed to plans that substantially dilute their ownership interest in companies, provide participants with excessive awards or have other objectionable features and terms (such as de minimis exercise prices, automatic re-pricing features or the absence of vesting or holding period requirements).

The Funds also believe that management, particularly a company's executive officers, should be fairly compensated and provided appropriate incentives to create value for shareholders. However, the Funds will generally not support, without valid justification, compensation or severance pay which it considers to be excessive, or bonuses and other incentives that are not tied to the creation of shareholder value.

Corporate Structure and Shareholder Rights. The Funds believe that shareholders generally should have voting power equal to their equity interest in a company and should be able to approve or reject matters by a simple majority vote. The Funds will generally support proposals to eliminate supermajority vote requirements and will generally vote against proposals to impose supermajority vote requirements. The Funds will also generally not support proposals for the creation of a separate class of common stock with greater or lesser voting rights. The Funds generally oppose proposals that eliminate or restrict the right of shareholders to call meetings or to take action by written consent in lieu of a meeting.

Takeover Deterrents. The Funds believe that the shareholders of a company should have the right to determine whether a change in control transaction is in their best interests. Although the Funds believe that in many change in control transactions a company's management plays an important role in increasing shareholder value, the Funds are skeptical of shareholder rights plans (i.e., poison pills) that would require management's involvement in the process. Some poison pills are subject to shareholder vote, mandatory periodic review by independent directors, short-term sunset provisions and qualified/permitted offer provisions, and may be acceptable to the Funds.

Proposals to increase the number of authorized shares of common stock or to create "blank check" preferred stock can also be used to deter takeover attempts that are not favored by management. However, additional authorized shares and blank check preferred stock are useful for legitimate financing needs. The Funds will therefore consider the likely uses and number of the additional authorized shares in determining how to vote on such proposals.

Social Policy Issues and Shareholder Proposals. The Funds generally will not support shareholder proposals on social policy issues or on a company's business practices, unless the Funds believe such proposals may have a beneficial effect on the company's stock price. Shareholder proposals typically relate to ordinary business matters which are more properly the responsibility of the company's management and its board of directors.

Loaned Securities. From time to time the Funds may lend voting securities in their portfolio to broker-dealers and other third parties and voting rights may pass with those securities. However, if the Funds become aware of a matter requiring the approval of the holders of such loaned securities that will materially affect such securities the Funds will call the loan in time to vote the proxy or enter into an arrangement to ensure that the proxy is voted as the Funds desire.

                DELEGATION OF PROXY VOTING; CONFLICTS OF INTEREST

The Funds delegate their proxy voting decisions to the Funds' investment adviser (the "Adviser"). The portfolio manager(s) of each Fund (who are employees of the Adviser) decide on how votes should be cast by the Fund, given their knowledge of the companies in which the Fund is invested and practices common in the companies' relevant industries. The Adviser and portfolio manager(s) are required to cast vote on behalf of the Funds in accordance with these Proxy Voting Policies and Procedures.

Proxies of the Funds may be solicited by a company at times in which the Adviser or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, the Adviser or an affiliate of the Adviser may manage the assets of an executive officer or a pension plan of the subject company, administer the subject company's employee benefit plan, or provide brokerage, investment, trust, consulting or other services to the subject company. Personal relationships may also exist between a representative of the Adviser and a representative of the company. By the same token a conflict of interest may be present between the Adviser or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote.

Under these circumstances the Adviser may be inclined to vote in a certain way to avoid possible damage to the Adviser's (or affiliate's) relationship or potential relationship, which could be inconsistent with the Adviser's responsibility to the Funds and their shareholders. Accordingly, when the Adviser or one of its affiliates believes that a particular vote to be cast by the Adviser on behalf of the Funds presents a material conflict of interest, the Advisor should inform legal counsel to the Funds and explain the conflict. The Adviser will also be required to inform the Funds' Board of Directors of the conflict and seek guidance from the Board as to how the vote should be cast. The guidance provided by the Board of Directors, including a majority of the directors who are not "interested persons" of the Adviser, will be binding on the Adviser.

Notwithstanding the above, the Board of Directors may establish a proxy voting committee, a majority of the members of which may not be "interested persons" of the Adviser, that will be authorized and directed to provide guidance to the Adviser on how to cast votes on behalf of the Fund if a material conflict of interest is present.

                                  MISCELLANEOUS

These Proxy Voting Policies and Procedures are guidelines to be followed by the Adviser who is delegated the responsibility for voting proxies on behalf of the Funds. They are not hard and fast rules. Each matter on which the Fund is entitled to vote will be considered on a case-by-case basis and votes will be cast in a manner believed in good faith to be in the best interest of the Fund and its shareholders.

These Proxy Voting Policies and Procedures may be amended at any time by the Board of Directors of the Funds, including a majority of the directors who are not "interested persons" of the Adviser.

                             NORTH TRACK FUNDS, INC.

                                     PART C

                                OTHER INFORMATION


Item 23.          Exhibits

                  See Exhibit Index following Signature Page, which Exhibit Index is incorporated herein by this reference.

Item 24.          Persons Controlled by or under Common Control with the Fund

                  Not applicable.

Item 25.          Indemnification

                  Reference is made to Article IX of North Track's Bylaws filed as Exhibit (B) to its Registration Statement with respect to the indemnification of North Track's directors and officers, which is set forth below:

                  Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

                  (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

                  (b) The Corporation shall not indemnify any person unless:

                           (1) The court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                           (2) Absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

                  Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

                           (1) Such person shall provide adequate security for his undertaking;

                           (2) The Corporation shall be insured against losses arising by reason of such advance; or

                           (3) A majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

                  Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26.          Business and Other Connections of Investment Advisor

                  (a)      B.C. Ziegler and Company

                           B.C. Ziegler and Company is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as investment advisor to all of the currently designated series of North Track Funds, Inc.

Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of September 1, 2003, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                                         POSITION WITH
                                        B.C. ZIEGLER AND
NAME                                       COMPANY(1)                       OTHER AFFILIATIONS(2)
----                                    ----------------                    ---------------------
John J. Mulherin                 Director, President and Chief        Director of North Track Funds, Inc.
                                 Executive Officer

Gary P. Engle                    Senior Vice President

S. Charles O'Meara               Senior Vice President, General
                                 Counsel, Secretary and Director

Donald A. Carlson, Jr.           Senior Managing Director, Ziegler
                                 Capital Markets Group

John Todd                        Managing Director, Ziegler Wealth
                                 Management Group

T. R. Paprocki                   Chief Operating Officer, Ziegler
                                 Capital Markets Group

J. C. Vredenbregt                Senior Vice President, Director,
                                 Chief Financial Officer, Treasurer
                                 and Controller

Brian K. Andrew                  Senior Managing Director, Ziegler
                                 Investment Services Group, and
                                 Chief Investment Officer

                                         POSITION WITH
                                        B.C. ZIEGLER AND
NAME                                       COMPANY(1)                       OTHER AFFILIATIONS(2)
----                                    ----------------                    ---------------------
David G. Stoeffel                Senior Managing Director, Ziegler
                                 Investment Services Group

-----------------------------

(1) B.C. Ziegler and Company contains operating divisions, including the Ziegler Capital Markets Group, Ziegler Wealth Management Group and Ziegler Investment Services Group.

(2) Certain of the indicated persons are officers or directors, or both, of B.C. Ziegler and Company's parent, The Ziegler Companies, Inc., and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

                  (b)      Geneva Capital Management Ltd.

                           Geneva Capital Management Ltd. ("Geneva") serves as sub-advisor to the Managed Growth Fund. Geneva is a privately owned Wisconsin corporation. Set forth below is a list of the officers and directors of Geneva as of September 1, 2003, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Geneva Capital Management Ltd., 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202):

NAME                           POSITION WITH GENEVA         OTHER AFFILIATIONS
----                           --------------------         ------------------
William A. Priebe             Co-President and Director           None

Amy S. Croen                  Co-President and Director           None

William F. Schneider, M.D.    Director                            None

Item 27.          Principal Underwriters

                  (a)                      OTHER INVESTMENT COMPANIES FOR WHICH
                                             UNDERWRITER ACTS AS UNDERWRITER,
                           UNDERWRITER       DEPOSITOR OR INVESTMENT ADVISOR
                           -----------     ------------------------------------

                           B.C. Ziegler    An underwriter for all of the mutual
                           and Company     fund series of North Track; American
                                           Tax-Exempt Bond Trust, Series 1 (and
                                           subsequent series); Ziegler U.S.
                                           Government Securities Trust, Series
                                           1 (and subsequent series); American
                                           Income Trust, Series 1 (and
                                           subsequent series); Ziegler Money
                                           Market Trust; The Insured American
                                           Tax-Exempt Bond Trust, Series 1 (and
                                           subsequent series).

                  (b) A list of the officers and directors of B.C. Ziegler and Company as of September 1, 2003, together with information as to their positions with B.C. Ziegler and Company and with North Track, is set forth under
                           Item 26(a) above. The address of each officer and director of B.C. Ziegler and Company is 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Telephone (414) 978-6400.

                  (c)      Not applicable.

Item 28.          Location of Accounts and Records

                  (a)      B.C. Ziegler and Company
                           215 North Main Street
                           West Bend, Wisconsin 53095

                           General ledger, including subsidiary ledgers; corporate records and contracts; portfolio ledger; shareholder documents, including IRA documents; and transaction journals and confirmations for portfolio trades for all of the Funds other than the Managed Growth Fund.

                  (b)      Geneva Capital Management, Ltd.
                           250 East Wisconsin Avenue
                           Suite 1050
                           Milwaukee, Wisconsin  53202

                           Transaction journals and confirmations for portfolio trades for the Managed Growth Fund.

Item 29.          Management Services

                  Not applicable.

Item 30.          Undertakings

                  Not applicable.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin on this 11th day of September, 2003.

                                        NORTH TRACK FUNDS, INC.


                                        By:  /s/  DAVID G. STOEFFEL
                                             ----------------------------------
                                             David G. Stoeffel, President


           Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed on this 11th day of September, 2003, by the following persons in the capacities indicated.

SIGNATURE                               TITLE
---------                               -----

/s/  DAVID G. STOEFFEL*      President (Principal Executive Officer)
--------------------------
David G. Stoeffel

/s/  FRANKLIN P. CIANO       Chief Financial Officer and Treasurer
--------------------------   (Principal Financial and Accounting Officer)
Franklin P. Ciano

/s/  JAMES G. DEJONG*        Director
--------------------------
James G. DeJong

/s/  BRIAN J. GIRVAN*        Director
--------------------------
Brian J. Girvan

/s/  JOHN J. MULHERIN*       Director
--------------------------
John J. Mulherin

/s/  MARCIA L. WALLACE*      Director
--------------------------
Marcia L. Wallace


*By: /s/  DAVID G. STOEFFEL
     -------------------------------
     David G. Stoeffel, pursuant to
     a Power of Attorney

                                  EXHIBIT INDEX

                                                     PREVIOUSLY FILED AND INCORPORATED
                                                             BY REFERENCE FROM:

                                                 1933 ACT
                                               POST-EFFECTIVE
EXHIBIT                                           AMENDMENT       DATE FILED         FILED
NUMBER           DESCRIPTION                       NUMBER          WITH SEC        HEREWITH
------           -----------                   --------------     ----------       --------
(A)(1)     Amended and Restated Articles            38             4/30/97
           of Incorporation

(A)(2)     Articles Supplementary filed             54              3/2/00
           February 29, 2000

(A)(3)     Articles of Amendment filed              62              3/1/02
           March 1, 2001

(A)(4)     Articles Supplementary filed             62              3/1/02
           March 5, 2001

(A)(5)     Certificate of Correction to             62              3/1/02
           Articles of Amendment filed
           March 9, 2001

(A)(6)     Certificate of Correction to             62              3/1/02
           Articles Supplementary filed
           March 9, 2001

(A)(7)     Articles Supplementary filed             65            12/30/02
           May 7, 2002

(A)(8)     Articles Supplementary                                                     X

(B)        By-Laws                                  38             4/30/97

(C)        Rule 18f-3 Operating Plan                54              3/2/00

(D)(1)     Investment Advisory Agreement            48             2/12/99
           with B.C. Ziegler and Company

(D)(2)     Sub-Advisory Agreement with              47            12/31/98
           Geneva Capital Management

(D)(3)     Schedule to Investment Advisory          60             3/27/01
           Agreement reflecting addition
           of and fees applicable to the
           Dow Jones U.S. Health Care 100
           Plus and Dow Jones U.S.
           Financial 100 Plus Funds

                                                     PREVIOUSLY FILED AND INCORPORATED
                                                             BY REFERENCE FROM:

                                                 1933 ACT
                                               POST-EFFECTIVE
EXHIBIT                                           AMENDMENT       DATE FILED         FILED
NUMBER           DESCRIPTION                       NUMBER          WITH SEC        HEREWITH
------           -----------                   --------------     ----------       --------
(D)(4)     Investment Advisory Agreement                                              X
           with B.C. Ziegler and Company
           regarding the Sector Growth Fund

(E)(1)     Distribution Agreement                   48             2/12/99

(E)(2)     Amendment No. 1, dated February          54              3/2/00
           29, 2000, to Amended and
           Restated Distribution Agreement

(E)(3)     Form of Selected Dealer Agreement        48             2/12/99

(E)(4)     Schedule to Amended and Restated         60             3/27/01
           Distribution Agreement reflecting
           addition of the Dow Jones U.S.
           Health Care 100 Plus and Dow Jones
           U.S. Financial 100 Plus Funds

(E)(5)     Schedule to Amended and Related                                            X
           Distribution Agreement reflecting
           addition of the Sector Growth Fund

(F)        Not Applicable

(G)(1)     Mutual Fund Custody Agreement with       62              3/1/02
           Union Bank of California, N.A.

(G)(2)     Agreement for Securities Lending         62              3/1/02
           and Repurchase Agreement Services
           with Union Bank of California, N.A.

(H)(1)     Transfer Agency and Services             62              3/1/02
           Agreement with First Data Investor
           Services Group, Inc. (PFPC Global
           Fund Services)

(H)(2)     Accounting/Pricing Agreement             65            12/30/02

                                                     PREVIOUSLY FILED AND INCORPORATED
                                                             BY REFERENCE FROM:

                                                 1933 ACT
                                               POST-EFFECTIVE
EXHIBIT                                           AMENDMENT       DATE FILED         FILED
NUMBER           DESCRIPTION                       NUMBER          WITH SEC        HEREWITH
------           -----------                   --------------     ----------       --------
(H)(3)     Schedule to Accounting/Pricing           60             3/27/01
           Agreement reflecting addition of
           and fees applicable to the Dow
           Jones U.S. Health Care 100 Plus
           and Dow Jones U.S. Health Care 100
           Plus Funds

(H)(4)     Schedule to Accounting/Pricing                                             X
           Agreement reflecting addition of and
           fees applicable to the Sector Growth
           Fund

(H)(5)     Shareholder Servicing Agreement for      36            12/10/96
           Class X Retail Shares of the Cash
           Reserve Fund

(H)(6)     Administrative Services Agreement        48             2/12/99
           for the Cash Reserve Fund

(H)(7)     License Agreement with Pacific Stock     37             2/28/97
           Exchange Incorporated

(H)(8)     First Amendment to License Agreement     62              3/1/02
           with Pacific Exchange Incorporated

(H)(9)     License Agreement with Standard and      51             4/30/99
           Poor's

(H)(10)    License Agreement with Dow Jones         60             3/27/01
           regarding the Dow Jones U.S. Health
           Care 100 Plus and Dow Jones U.S.
           Financial 100 Plus Funds

(H)(11)    Administration Agreement                 55              5/1/00

(H)(12)    Schedule to Administration Agreement     60             3/27/01
           reflecting addition of and fees
           applicable to the Dow Jones U.S.
           Health Care 100 Plus and Dow Jones
           U.S. Financial 100 Plus Funds

(H)(13)    Administration Agreement for the                                           X
           Sector Growth Fund

                                                     PREVIOUSLY FILED AND INCORPORATED
                                                             BY REFERENCE FROM:

                                                 1933 ACT
                                               POST-EFFECTIVE
EXHIBIT                                           AMENDMENT       DATE FILED         FILED
NUMBER           DESCRIPTION                       NUMBER          WITH SEC        HEREWITH
------           -----------                   --------------     ----------       --------
(H)(14)    Loan Agreement with Union Bank of        62              3/1/02
           California, N.A.

(H)(15)    Agreement of B.C. Ziegler and            67              5/1/03
           Company Regarding Operating Expenses
           for the Wisconsin Tax-Free Fund

(H)(16)    Agreement of B.C. Ziegler and Company                                      X
           Regarding Operating Expenses for the
           Dow Jones U.S. Health Care 100 Plus
           and U.S. Financial 100 Plus Funds

(I)        Opinion of Counsel                       38             4/30/97

(J)        Consent of Counsel                                                         X

(K)        Not Applicable

(L)        Not Applicable

(M)(1)     Amended and Restated Distribution Plan   54              3/2/00
           Pursuant to Rule 12b-1, including Form
           of Related Agreement with Selected
           Dealers

(M)(2)     Schedule to Distribution Plan            60             3/27/01
           reflecting addition of and fees
           applicable to the Dow Jones U.S.
           Health Care 100 Plus and Dow
           Jones U.S. Financial 100 Plus Funds

(M)(3)     Schedule to Distribution Plan                                              X
           reflecting addition of and fees
           applicable to the Sector Growth Fund

(O)        See Exhibit (C)

(P)        Code of Ethics                           55              5/1/00